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                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                    EXHIBIT 10.7

                           SOFTWARE LICENSE AGREEMENT


        This Software License Agreement is entered into by and between Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"), a California corporation with a place of business at 1565 Charleston Road, Mountain View, California 94043, and JD Technology, Inc. ("JD"), a California corporation with a place of business at P.O. Box 7066, Menlo Park, California. The effective date of this Agreement shall be the date last executed below ("Effective Date").



                                    RECITALS

        A. 3Com or its suppliers are the owners of software and other technology related to the 3Com Palm Computing platform.

        B. JD is a developer, manufacturer and marketer of handheld computing products.

        C. JD desires to obtain a license to certain 3Com software and technology, as more particularly described in Exhibit A (Palm Software), in order to develop, manufacture and market handheld computing products incorporating such 3Com software and technology. 3Com is willing to grant JD such a license upon the terms and conditions set forth below.

                                    AGREEMENT

        NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

        1.1 "Confidential Information" means that information of either party ("Disclosing Party") which is disclosed to the other party ("Receiving Party") pursuant to this Agreement, in written form and marked "Confidential," "Proprietary" or similar designation, or if disclosed orally, the Disclosing Party shall indicate that such information is confidential at the time of disclosure and send a written summary of such information to the Receiving Party within thirty (30) days of disclosure and mark such summary "Confidential," "Proprietary" or similar designation. Confidential Information shall include, but not be limited to, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, schematics, designs, contracts, customer lists, financial information, product plans, sales and marketing plans and business information. References to a Receiving Party or a Disclosing Party shall also include all present and future subsidiary and parent companies of such party, subject to the restrictions contained in this Agreement.

        1.2 "JD Products" means any handheld computing products developed by JD, or for JD by a third party, which contain Palm Software, in whole or part, combined with JD's added value.



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        1.3 "JD Software" means any software developed or acquired by JD, or for
JD by a third party, for the JD Products.

        1.4 "Net Revenue" means monies received or receivable by JD in connection with the sale, permitted licensing, distribution or other exploitation of the JD Products, but shall exclude taxes, returns, rebates, and separately stated shipping and handling costs or maintenance, support, and engineering fees.

        1.5 [*]

        1.6 "Palm Device Applications" means the applications files described in Exhibit A (Palm Software).

        1.7 "Palm Device Applications SDK" means 3Com's commercially available software development kit for applications for the Palm Computing platform as described in Exhibit A (Palm Software).

        1.8 "Palm Desktop Software" means the 3Com desktop software related to the 3Com Product described in Exhibit A (Palm Software).

        1.9 "Palm Development Environment" means the development and debugging tools relating to the Palm OS described in Exhibit A (Palm Software), including a list of certain third-party development tools that are commercially available relating to the Palm OS, provided that JD shall be responsible for obtaining any necessary rights for such third-party development tools.

        1.10 "Palm End-User Documentation" means the end-user documentation related to the Palm Software as described in Exhibit A (Palm Software).

        1.11 "Palm GUI" means the graphical user interface files for the Palm Computing platform as described in Exhibit A (Palm Software).

        1.12 "Palm Installation CD Files" means the artwork, guided tour files, and other files and related elements of the Palm installation CD as described in Exhibit A (Palm Software).

        1.13 "Palm Materials" shall mean: (a) the Palm End-User Documentation, Palm Technical Documentation, and any 3Com end user materials provided under
Section 7.3 below; and (b) all current and future foreign language versions thereof, to the extent that 3Com has the right to grant JD rights to such versions.

        1.14 "Palm OS" means the Palm operating system software files and build tools described in Exhibit A (Palm Software), including: (a) software and documentation provided by 3Com to JD pursuant to Section 6.1; and (b) the Palm OS Drivers. All Palm OS software shall be provided in object code form only, except as may be agreed by the parties pursuant to Section 6.2(b).


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


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        1.15 "Palm OS Drivers" means the software drivers and sample extensions for the Palm OS as described in Exhibit A (Palm Software).

        1.16 "Palm Software" shall mean: (a) the Palm Device Applications, Palm Device Applications SDK, Palm Desktop Software, Palm GUI, Palm Installation CD Files, Palm OS, Palm OS Drivers, and Palm Test Code; and (b) all current and future foreign language versions thereof, to the extent that 3Com has the right to grant JD rights to such versions.

        1.17 "Palm Technical Documentation" means the technical documentation, repair manuals, service manual, engineering schematics, and other materials relating to the Palm OS as described in Exhibit A (Palm Software).

        1.18 "Palm Test Code" means the software quality assurance and hardware and production test code described in Exhibit A (Palm Software).

2. LICENSES

        2.1 Development and Documentation License.

             (a) 3Com Deliverables. Subject to the terms and conditions of this Agreement, 3Com hereby grants to JD a limited, non-exclusive, non-transferable (except as provided in Section 17.9), fully-paid license to use and reproduce the Palm Development Environment, the Palm Software in object code form, and the Palm Materials solely to develop, manufacture, test and support the JD Products. Such license shall include the right to use any 3Com intellectual property rights associated with or related to use of the Palm Development Environment, Palm Software and/or Palm Materials, in connection with the development, manufacturing, testing or support of such items solely within JD Products.

             (b) Derivative Works. Subject to the terms and conditions of this Agreement, 3Com hereby grants to JD a limited, non-exclusive, non-transferable (except as provided in Section 17.9), fully-paid license to create derivative works based upon the Palm Materials and, to the extent permitted under Section
6.2 (OS Enhancements), the Palm OS (collectively, "Derivative Works") solely for use within JD Products.

        2.2 Distribution License. Subject to the terms and conditions of this Agreement, 3Com hereby grants to JD a limited, non-exclusive, non-transferable (except as provided in Section 17.9), worldwide, royalty-bearing license to use, reproduce, and distribute (directly and through third parties) solely for use within JD Products: (i) the Palm Software in object code form only; (ii) the Palm Materials (subject to Section 13); and (iii) Derivative Works. Such license shall include the right to use any 3Com intellectual property rights associated with or related to use of the Palm Development Environment, Palm Software and/or Palm Materials, in connection with the distribution of such items within JD Products. Such license shall also include the right to grant end user sublicenses subject to the provisions of Section 10.4 below.



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        2.3 Compatibility and Trademark License.

             (a) Compatibility Testing. 3Com will finalize and provide to JD compatibility test criteria for ensuring interoperability of third party add-on software for the Palm OS and the JD Products ("Test Criteria") within ninety
(90) days of the Effective Date. JD and 3Com will agree on a reasonable time period for compatibility testing of the JD Products by any of 3Com's independent testing labs ("Test Period") which shall be incorporated into the Test Criteria. When finalized, such Test Criteria shall be attached as Exhibit B (Test Criteria) to this Agreement. 3Com shall use its reasonable discretion in determining the contents of the Test Criteria; provided that, in the event JD does not approve of the Test Criteria, as its sole and exclusive remedy JD may terminate this Agreement immediately without liability within thirty (30) days of its first receipt of the Test Criteria from 3Com. Prior to the release of any and all JD Products, or any upgrade or new version thereof, JD shall submit the JD Products at its expense to any of 3Com's approved independent compatibility testing labs ("Approved Testing Lab") for compatibility testing in accordance with the Test Criteria. If the Approved Testing Lab rejects the JD Products because of a nonconformance with the Test Criteria, then such testing lab will provide JD and 3Com a detailed written statement of the reasons for such rejection. ("Statement of Errors"). Upon receipt of the Statement of Errors, JD shall use reasonable efforts to modify the JD Products to conform to the Test Criteria. The parties acknowledge that the contents of the Test Criteria may need to be changed from time to time if major new functionality is added to the Palm Software. 3Com shall use its reasonable discretion in determining new Test Criteria for such Palm Software with such new functionality and will apply such new Test Criteria to its internal customers and to JD and its other licensees.

             (b) Compatibility Certification Requirement. JD agrees that it shall not release or distribute any JD Products which have not received compatibility certification from an Approved Testing Lab in accordance with the Test Criteria. Each version of a JD Product shall be required to pass the Test Criteria only once, regardless of 3Com's subsequent modifications to the Palm Software. However, in order to obtain compatibility certification for Palm Software with new functionality and new Test Criteria as described in the last paragraph of Section 2.3(a), JD may submit JD Products for compatibility testing against such new Test Criteria in accordance with Section 2.3(a). JD may indicate compatibility certification for JD Products only with respect to the version(s) of the Test Criteria which the JD Products have passed.

             (c) Trademark License. Subject to subsections (a) and (b) above and the other terms and conditions of this Agreement, 3Com hereby grants to JD a limited, non-exclusive, nontransferable (except as provided in Section 17.9), fully-paid license to use, subject to the guidelines set forth in 3Com's Trademark Policy Guidelines attached hereto as Exhibit C, the "Palm Computing Platform Compatible" trademark and such other 3Com trademarks and the respective stylistic marks as may be mutually agreeable and the artwork for which has been provided by 3Com to JD (collectively, the "3Com Trademarks") in connection with the marketing and sale of JD Products that have received compatibility certification in accordance with subsection (a) above. JD shall use such trademarks in conjunction with the distribution, promotion, and marketing of any JD Products that have received compatibility certification, consistent with the guidelines set forth in Exhibit C. 3Com shall have the right to receive free



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samples of all advertising and promotional materials and reasonable numbers of sample production units of the JD Products and related JD documentation on which such trademarks are used to ensure that 3Com's quality standards are maintained. The foregoing license shall be limited to use of the 3Com Trademarks for the purposes of Section 8.3. JD shall have the right to permit its [*] for the JD Products to use the 3Com Trademarks as set forth herein, provided that JD contractually obligates such [*] to comply with the terms of Section 7.3 and this Section 2.3, and provided further that 3Com reserves the right to enforce and protect its trademark rights directly in the event of any failure to comply with such terms.

        2.4    Right to Sublicense.

               (a) [*] Within thirty (30) days of the execution of each [*], JD shall notify 3Com in writing of such execution and the identity of the [*]. Each such [*] will contain provisions that protect 3Com's proprietary rights to no less of an extent than such rights are protected by Sections 2.3 (Compatibility and Trademark License), 2.5 (No Reverse Engineering), 2.6 (Inspection Rights),
8.3 (Branding), 10 (Proprietary Rights), 13 (Confidentiality), and 15 (Export Regulations) of this Agreement. In the event of any failure by any [*] to comply with the foregoing terms of their [*], JD shall use its reasonable efforts to enforce and protect 3Com's intellectual property rights against such [*], provided that 3Com reserves the right to enforce and protect its intellectual property rights directly against such [*] with the cooperation of JD.

               (b) Subject to the requirements of Sections 2.5 and 13, JD shall have the right to sublicense its rights under Section 2.1 to consultants and contractors solely for the purpose of developing, manufacturing, testing, and supporting JD Products for JD.

               (c) Except as specified in this Section 2.4, JD shall not have the right to sublicense any of its rights under this Agreement.

        2.5 No Reverse Engineering. JD shall not reverse engineer, reverse compile or disassemble any Palm Software, or otherwise attempt to derive the source code to any Palm Software. The foregoing shall not apply to such activities conducted in the ordinary course of technical support of JD Products such as may occur through the use of debugging tools.

        2.6 Inspection Rights. 3Com shall have the right, upon reasonable advance notice, to inspect JD's records and facilities, and its [*], with respect to the manufacture of the JD Products hereunder and to receive sample units thereof in order to verify that such manufacturing is within the scope of this Agreement, and that there are appropriate security procedures to protect 3Com's Confidential Information. JD shall have similar rights with respect to its contract manufacturers sublicensed under Section 2.4(b).

        2.7 No Other Licenses. The licenses granted under this Agreement are specifically set forth herein, and no licenses are granted by 3Com to JD by implication or estoppel.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


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        2.8 Limitations on Scope of Agreement. Notwithstanding the other terms and conditions of this Agreement, the rights granted to JD under this Agreement do not, and will not, include:

             (a) [*]

             (b) [*]

             (c) any right or license to sublicense any of the foregoing rights to any OEMs, consultants, contractors, or other third parties.

3. DELIVERY AND SOURCING

        3.1 Delivery of Licensed Materials. Within forty-five (45) days following the Effective Date, 3Com will deliver to JD a complete and current set of the Palm Software, Palm Development Environment and Palm Materials.

        3.2 Third Party Sourcing. Exhibit D contains a list of custom components ("Components") that JD may wish to purchase from 3Com's third party component suppliers and/or manufacturers ("Sources") for incorporation in JD Products. 3Com hereby grants JD the right to use such suppliers and procure such Components during the term of this Agreement, and will notify such Sources of the same. In the event that such Sources are unable to promptly fill all Component orders from 3Com due to market demand, manufacturing delays, or other factors, JD acknowledges and agrees that such Sources shall fulfill all orders from 3Com before fulfilling orders from JD or JD's [*].

4 ROYALTIES, FEES, AND REPORTS

        4.1 Royalties. JD shall pay to 3Com royalties on its Net Revenues ("Royalties") as specified in Exhibit E (Royalties and Fees). Such royalties shall be due and payable to 3Com regardless of whether JD collects payments for the JD Products from JD's customers.

        4.2 Maintenance and Support Fees. JD shall pay to 3Com fees as specified in Exhibit E (Royalties and Fees) for maintenance, support, updates, and upgrades provided by 3Com to JD pursuant to Sections 6.1 and 7. Such fees shall be due and payable to 3Com in advance beginning one year after the Effective Date, regardless of whether JD collects payments for the JD Products or their maintenance and support from JD's customers.

        4.3 Reports. JD shall keep adequate records to verify all reports and payments to be made to 3Com pursuant to this Agreement for a period of two (2) years following the date of


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


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such reports and payments. 3Com shall have the right to select an independent certified public accountant mutually agreeable to the parties to inspect no more frequently than annually the records of JD on reasonable notice and during regular business hours to verify the reports and payments required hereunder. If such inspection should disclose any underreporting, JD shall pay 3Com such amount within thirty (30) days of the conclusion of such inspection. The entire cost of such inspection shall be borne by 3Com; provided, however, that if JD is determined by such inspection to have underpaid royalties by five percent (5%) or more, then the cost of such audit shall be borne by JD.

5. PAYMENT TERMS

        5.1 Payment. Royalties shall accrue upon shipment to a customer of JD Products by JD and shall be payable within [*] after the end of each calendar [*]. Each Royalty payment shall be accompanied by a statement setting forth in sufficient detail the basis upon which royalties were calculated. Payments and statements shall be sent to 3Com at the address set forth at the beginning of this Agreement or such other address as 3Com may designate in writing.

        5.2 Royalty-Free Units of JD Products. JD shall have the right to manufacture and distribute a commercially reasonable number of JD Products, provided that it does not receive any revenue therefrom, for the following purposes without incurring a Royalty obligation to 3Com: units for testing, units with limited functionality for reseller point of purchase and demonstration, units provided to 3Com, Palm, or other Palm licensees, units used internally by employees or contractors of JD, and units given to press and analysts.

        5.3 [*]. [*] Such option will be JD's sole and exclusive remedy for 3Com's breach of this Section 5.3. The parties acknowledge that 3Com's current license agreements with [*] and [*] are exempt from the requirements of this provision.

        5.4 Taxes. In addition to any other payments due under this Agreement, JD agrees to reimburse and hold 3Com harmless from any sales, use, excise, import or export, value added or similar tax or duty, any other tax not based on 3Com's net income, and any governmental permit and license fees, customs fees and similar fees levied upon delivery of the deliverables and/or services hereunder which 3Com may incur in respect of this Agreement.

6. UPDATE RESPONSIBILITIES AND OS ENHANCEMENTS

        6.1 Updates and Additions to Palm Software and Palm Materials. During the term of this Agreement and subject to Section 9.4 (3Com Update and Support Obligations), 3Com shall

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



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deliver to JD all upgrades, bug fixes, modifications, enhancements and new versions of the Palm Software and Palm Materials within ten (10) business days after 3Com's internal beta releases or production releases. Upon such delivery, the licenses granted to JD pursuant to Section 2 above shall be deemed to include the items delivered pursuant to this Section 6.1. JD acknowledges that during the term of this Agreement, in addition to delivering to JD the upgrades, bug fixes, modifications, enhancements and new versions referred to above, 3Com. expects to release separate modules and components for the Palm Computing platform for which 3Com may elect to require that licensees pay separate consideration and enter into separate agreements or amendments in order to have any rights to such modules or components.

        6.2 OS Enhancements.

             (a) Approved OS Enhancements. In the event that JD requests in writing that 3Com add new functionality to the Palm OS requiring enhancements to the Palm OS source code, 3Com will consider such request in good faith and will respond to JD in writing within thirty (30) days of its receipt of such request (or within such longer time period as may be reasonably agreed by the parties) with whether 3Com intends to implement such request and, if so, with a proposed schedule for implementation. In the event 3Com approves such request under a proposed schedule reasonably acceptable to JD ("Approved OS Enhancements"), 3Com will use its reasonable commercial efforts to implement such enhancements within the proposed schedule, whereupon such Approved OS Enhancements will be deemed additional Palm OS software for all purposes of this Agreement. Upon delivery to JD, the licenses granted to JD pursuant to Section 2 above shall be deemed to include such Approved OS Enhancements. JD shall execute all assignments and other documents as may be requested by 3Com to evidence and perfect 3Com's ownership of the Approved OS Enhancements and the intellectual property rights therein.

             (b) Implementation by JD. To the extent that 3Com rejects JD's request for Palm OS enhancements, or if 3Com's proposed schedule is not reasonably acceptable to JD, then JD may notify 3Com in writing that JD wishes to implement such enhancements itself, whereupon the parties will negotiate in good faith the terms under which JD will develop the enhancements, including:
(i) which Palm OS source code and tools JD will require; (ii) the limitations that will be placed on JD's (and any contractors') use of such source code and tools; (iii) the parties respective intellectual property rights in such enhancements; (iv) 3Com's responsibility, if any, for support and maintenance of such enhancement; and (v) JD's responsibility for any costs and expenses that 3Com may incur in connection with such implementation, support, and maintenance.

7. SUPPORT

        Subject to Section 9.4 (3Com Update and Support Obligation), 3Com shall provide JD with the following support during the term of this Agreement in accordance with the 3Com Support terms set forth in Exhibit F (3Com Support Services).



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        7.1 Development Support. 3Com will provide JD with a reasonable level of support by telephone, e-mail, fax or, if requested by JD, in person at 3Com's Mountain View and/or Santa Clara, California site, during 3Com's normal business hours (8:00 am - 5:00 pm California time, excluding holidays) in connection with JD's use of the Palm Software to develop and support the JD Products, including the use of reasonable commercial efforts: (i) to answer JD's questions regarding the proper utilization and optimization of the Palm Software; and (ii) to provide solutions, workarounds and/or patches to correct any reproducible error in the Palm Software. JD shall designate up to two qualified individuals per Designated Site to act as primary technical liaisons for communications with 3Com's technical support staff. 3Com shall designate two qualified individuals to act as primary and secondary technical liaisons for communications with JD's technical support staff.

        7.2 Customer Support Training. During the term of this Agreement, 3Com shall, at its expense, provide JD with one (1) course per version of the Palm Software of basic and advanced training as it relates to customer support for up to six (6) JD employees engaged in the technical support of the JD Product. 3Com shall further provide to JD, at 3Com's expense, similar training for modifications or other revisions to the Palm Software, as it relates to customer support. Training will be conducted at 3Com's facilities in Mountain View and/or Santa Clara, California or such other mutually agreeable facility. Each training course shall commence on a mutually agreed upon date. Such training shall cover in detail, the installation, configuration, operation, trouble-shooting, adjustment, test and maintenance of the Palm Software, as it relates to customer support. JD shall provide a reasonable quantity of appropriate JD Product units as training aids. 3Com shall provide copies of the student training guides, and all other necessary materials to each trainee and to JD. All other training requested by JD and provided by 3Com shall be billed at 3Com's standard rates.

        7.3 Customer Support. JD shall be solely responsible for First Level Support and Second Level Support of the JD Products. The parties agree to work together to develop and facilitate the call handling processes to provide seamless customer support and technical service to resellers and end users of the JD Product. In addition, 3Com will provide JD with Third Level Support during the term of this Agreement. The definitions of First, Second And Third Level Support shall be as set forth in Section 7.4 below. During the term of this Agreement, 3Com shall permit JD to create hyperlinks to the 3Com Web site and to display certain 3Com end user materials on JD's Web site for customer support purposes, subject to 3Com's prior approval of each proposed use. During the term of this Agreement, JD shall permit 3Com to create hyperlinks to the JD Web site and to display certain JD end-user materials on 3Com's Web site for customer support purposes, subject to JD's prior approval of each proposed use.

        7.4 Technical Support.

             (a) Technical Support Levels. For the purposes of Section 7.3 above, "Level" means a certain class of service provided for the JD Products. Definitions are as follows:



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                  (i) "First Level Support" means first call support on all
customer calls; technical support staff answers technical inquiries regarding JD Products, performs JD Product configuration support, if applicable, and provides broad troubleshooting expertise.

                  (ii) "Second Level Support" means specialist level technical support; technical support/escalation staff performs problem isolation and replication, and implements a solution for a problem that is not the result of a Palm Software program error. In the case of a Palm Software program error, the technical staff is able to identify the source of the error, create a reproducible test case, and document the details of the error for escalation to 3Com.

                  (iii) "Third Level Support" means backup technical support to two representatives of JD's Second Level Support team (the "Authorized Callers"). 3Com will identify to JD its technical support personnel for the Palm Software (the "Designated Support Personnel"). The Authorized Callers and Designated Support Personnel will be the primary contacts between 3Com's and JD's technical support and/or escalation centers. JD will provide a list of Authorized Callers including names, address, phone numbers, and Internet e-mail address. 3Com will provide a similar list of Designated Support Personnel. These lists will be reviewed quarterly and updated as required.

             (b) Support Timing. 3Com shall make Third Level Support available via telephone, FAX or E-Mail solely to JD's Authorized Callers during 3Com's normal business hours (8:00 am -- 5:00 pm California time, excluding holidays). 3Com. shall use reasonable commercial efforts to answer support questions within the timeframes specified in Exhibit F (3Com Support Services). So long as 3Com is using reasonable commercial efforts to answer such questions, 3Com's inability to resolve answer such question shall not be deemed a material breach of the Agreement.

             (c) Direct Customer Support. 3Com will not be obligated to provide direct support of any kind to JD's customers or end users pursuant to this Agreement. JD will provide sufficient information and/or training regarding the JD Products to 3Com's Designated Support Personnel to enable 3Com to properly assist JD in resolving problems.

8. MARKETING AND PUBLICITY

        8.1 Marketing. The parties agree to work together to identify areas where joint marketing efforts would benefit both parties, and upon mutual agreement shall implement such efforts.

        8.2 Publicity. Neither party shall disclose the terms of this Agreement to any third party, other than its financial or legal advisors and current or potential Non-Corporate Investors, or make any announcements regarding the nature of the relationship between the parties without the prior approval of the other party, except that a party may disclose the terms of this Agreement where required by law, provided that such party uses reasonable effort to obtain confidential treatment or similar protection to the fullest extent available to avoid public disclosure of the terms of this Agreement. A party required by law to make disclosure of the terms of this



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Agreement will promptly notify the other party and permit the other party to review and participate in the application process seeking confidential treatment. "Non-Corporate Investors" shall mean venture capital investors/funds and investment banking investors/funds.

        8.3 Branding. JD and its [*] will use the 3Com Trademarks in conjunction with the distribution of the JD Products and in their advertising, promotional and printed materials for the JD Products and on the JD Products.

        8.4 Nonsolicitation. JD agrees that during the first year of the term of this Agreement JD will not directly or indirectly, either for itself or any other person or entity, solicit any individual who is engaged as an employee, agent or independent contractor, by 3Com or 3Com's subsidiaries (including but not limited to the Palm Computing subsidiary of 3Com) to terminate his or her employment or engagement with 3Com or such subsidiary and/or to become an employee, agent or independent contractor of JD or such other person or entity; provided, however, that the foregoing limitation will not apply to any solicitation that occurs after such individual either: (i) initiates contact with JD regarding terminating his or her employment or engagement with 3Com or such subsidiary and/or becoming an employee, agent or independent contractor of JD or such other person or entity; or (ii) responds to advertisements of general circulation (including general postings on Websites) placed by, or on behalf of, JD or such other person or entity regarding terminating his or her employment or engagement with 3Com or such subsidiary and/or becoming an employee, agent or independent contractor of JD or such other person or entity. JD further agrees that during the first year of the term of this Agreement it will not directly solicit, either for itself, or any other person or entity, any strategic partner of the Palm Computing subsidiary of 3Com to cease doing business with 3Com.

9. [*]

        9.1 [*]. Within thirty (30) days of the execution of this Agreement [*], 3Com agrees to [*] with a reputable, financially responsible, industry-recognized party consented to by both parties to [*]. A fully executed copy of the [*], together with a receipt [*], shall be delivered to JD within five (5) days after the execution of the [*]. In addition, [*] such materials shall become [*]. The [*] shall be borne by JD. The [*] will be authorized to deliver the [*] to JD [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

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[*]. JD acknowledges and agrees that the [*] do not, and will not, contain any
[*] owned by third parties.

        9.2 Use. In the event JD [*] under this Section 9, JD shall have a limited, nonexclusive, nontransferable (except as provided in Section 17.9) license to use and modify the [*] at the Designated Sites solely to continue developing, manufacturing, testing and supporting JD Products. The foregoing license shall survive termination of this Agreement for a period of [*] from such termination, subject to earlier termination if JD breaches its confidentiality obligations with respect to the [*]. Upon termination of the foregoing license, JD shall promptly: (i) return all [*], including but not limited to all copies thereof in whole and in part, to 3Com; and (ii) destroy all copies thereof, in whole and in part, residing within any computers in JD's control. Except to consultants consistent with Section 13 (Confidentiality), JD may not disclose any of the [*] to third parties under any circumstances. JD shall own all proprietary rights in modifications made pursuant hereto, subject to 3Com's underlying rights to the unmodified [*].

        9.3 [*] Dispute Resolution. In the event of a dispute regarding whether 3Com has materially breached Sections 6.1 or 7.1 of this Agreement and failed to cure such breach within the applicable cure period, the parties shall submit the matter for resolution pursuant to the arbitration procedure set forth in the [*], in which case the [*] shall not be released to JD unless and until the arbitrator finds that there has been such breach. Upon a finding of such breach by the arbitrator, the [*] shall be released to JD immediately.

        9.4 3Com Update and Support Obligations. The parties agree that in the event the [*], 3Com's obligations pursuant to Sections 6.1 (Updates and Additions to 3Com Software and Materials) shall terminate upon the earlier to occur of: (a) 3Com delivering to JD the next major version of the 3Com Software and Palm Materials subsequent to the version contained in the [*]; or (b) [*] following the date of such release. In addition, in the event of such release, 3Com's obligations pursuant to Section 7 (Support) shall terminate [*] following the date of such release.

10. PROPRIETARY RIGHTS

        10.1 Title. JD acknowledges that the Palm Software and Palm Materials are the valuable trade secrets of 3Com. 3Com shall be the sole and exclusive owner of the Palm Software. Subject always to 3Com's ownership of the Palm Software, JD shall be the sole and exclusive owner of the JD Products and JD Software. Applications for the JD Products shall belong solely and exclusively to the party developing such applications.

        10.2 Proprietary Rights Notices. JD agrees that it will not remove, alter or otherwise obscure any proprietary rights notices appearing in the Palm Software and Palm Materials. Further, JD agrees that it will cause to appear on the container or label for each unit of the JD

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

Products manufactured hereunder appropriate patent and copyright notices and proprietary data legends as contained in the Palm Software delivered by 3Com or as otherwise reasonably required by 3Com.

        10.3 U.S. Government Restricted Rights Legend. All 3Com technical data and computer software is commercial in nature and developed solely at private expense. Software is delivered as Commercial Computer Software as defined in DFARS 252.227-7014 (June 1995) or as a commercial item as defined in FAR 2.101(a) and as such is provided with only such rights as are provided in 3Com's standard commercial license for such software. Technical data is provided with limited rights only as provided in DFARS 252.227-7015 (Nov. 1995) or FAR 52.227-14 (June 1987), whichever is applicable. JD will: (a) identify and license the software developed by JD hereunder in all proposals and agreements with the United States Government or any contractor therefor; and (b) legend or mark such software provided pursuant to any agreement with the United States Government or any contractor therefor in a form sufficient to obtain for 3Com and its suppliers the protection intended by this Section 10.3 (U.S. Government Restricted Rights Legend). JD agrees not to remove or deface any portion of any legend on any software or documentation delivered to it under this Agreement.

        10.4 End-User Licensing. JD agrees that each copy of the software distributed by JD hereunder will be accompanied by a copy of JD's standard end user software license; provided, however, that the terms of such license will be drafted so as to apply to the Palm Software and shall be at least as protective of the Palm Software as: (i) the terms and conditions JD uses for its own software products; (ii) the minimum terms and conditions set forth in Exhibit G (Minimum Terms and Conditions of End User License); and (iii) the terms and conditions governing this Agreement. JD agrees to enforce the terms and conditions applicable to the Palm Software contained in such license.

11. WARRANTY

        11.1 3Com Warranty. 3Com warrants that for a period of ninety (90) days after receipt by JD of the Palm Software and Palm Materials (the "Warranty Period") the media on which 3Com delivers the Palm Software and Palm Materials to JD shall be free of defects in material and workmanship, and the Palm Software will perform substantially in accordance with the Palm End-User Documentation. As JD's sole and exclusive remedy for any breach of such warranty, 3Com shall replace any such defective media and/or correct any such performances problems in accordance with Sections 6.1 and 7 promptly following receipt of written notice from JD of such defects during the Warranty Period. EXCEPT FOR THE LIMITED WAS SET FORTH IN THIS SECTION 11, 3COM MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

        11.2 JD Product Warranty. JD shall be solely responsible for customer warranty of any and all products manufactured by JD pursuant to this Agreement.

        11.3 Year 2000 Warranty.

             (a) 3Com warrants to JD that the Palm Software will continue performing properly with regard to date-data on and after January 1, 2000, provided that all other products used by JD in connection or combination with the Palm Software accurately exchange date-data with the Palm Software. 3Com makes no certification regarding the performance of any other 3Com products with regard to date-data.

             (b) If it appears that any Palm Software does not perform properly with regard to date-data on and after January 1, 2000, and JD notifies 3Com thereof before April 1, 2000, 3Com shall, at its option and expense, provide JD with a software update which would effect the proper performance of the Palm Software or deliver to JD equivalent software to replace the Palm Software. Any such software update or equivalent software will be warranted pursuant to subsection (a) above for ninety (90) days or until April 1, 2000, whichever is later.

12. INDEMNIFICATION

        12.1 By 3Com. 3Com shall, at its own expense, defend and indemnify JD for damages and reasonable costs incurred in any suit, claim or proceeding brought against JD alleging that the Palm Software, Palm Materials or 3Com Trademarks licensed pursuant to this Agreement infringe (i) any patents in the U.S., Canada, Japan, or the European Community, (ii) any copyrights worldwide, or (iii) any trademarks in any countries in which 3Com markets products in connection with the 3Com Trademarks, or misappropriate any trade secrets, provided that 3Com is promptly notified, rendered reasonable assistance by JD as required, and permitted to direct the defense or settlement negotiations. 3Com shall have no liability for any infringement arising from: (a) the integration or combination of the Palm Software, Palm Materials or Com, Trademarks together with other software, materials or products not integrated or combined by 3Com, if the infringement would have been avoided in the absence of such integration or combination; (b) the use of other than a current unaltered release of the software available from 3Com, if the infringement would have been avoided by the use of the then-current release, and if 3Com has provided such current release to JD; or (c) modifications to the Palm Software or Palm Materials requested by JD.

        12.2 Remedies. In the event 3Com reasonably believes that the use or distribution of any Palm Software, Palm Materials or 3Com Trademarks is likely to be enjoined, 3Com may, at its option, either: (i) substitute functionally equivalent non-infringing Palm Software or Palm Materials, as the case may be;
(ii) modify the infringing item so that it no longer infringes but remains functionally equivalent; (iii) obtain for JD, at 3Com's expense, the right to continue use of such item; or (iv) if none of the foregoing is feasible, 3Com may take back such infringing item or items and terminate only that portion of the license associated with respect to such item or items, subject to a mutually satisfactory equitable reduction in the Royalty and fees payable under this Agreement. Should the use or distribution of any Palm Software, Palm Materials or 3Com Trademarks be enjoined, 3Com shall, at its option, either: (i) substitute functionally equivalent non-infringing Palm Software or Palm Materials, as the case may be; (ii) modify the infringing item so that it no longer infringes but remains functionally equivalent; (iii) obtain for

JD, at 3Com's expense, the right to continue use of such item; or (iv) if none of the foregoing is feasible, 3Com may take back such infringing item or items and terminate only that portion of the license associated with respect to such item or items, subject to a mutually satisfactory equitable reduction in the Royalty and fees payable under this Agreement. Notwithstanding the foregoing, JD acknowledges that 3Com may undertake to obtain patent licenses from third parties relating to the Palm Software, and in such event the royalty obligation for the JD Products arising from such patent licenses shall be passed through to, and paid at the direction of 3Com by JD; provided, however, that the per-unit royalty obligation payable by JD shall not exceed the per-unit or percentage royalty obligation (whichever is less) payable by 3Com for products similar to the JD Products, and shall not in any event exceed [*]. SECTIONS 12.1 and 12.2 STATE JD'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND, AND ALL WARRANTIES OF NON-INFRINGEMENT, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED AND EXCLUDED.

        12.3 By JD. JD shall, at its own expense, defend and indemnify 3Com for damages and reasonable costs incurred in any suit, claim or proceeding brought against Palm Computing Inc., 3Com Corporation or its and their subsidiaries alleging that the JD Products, JD Software and/or related materials infringe (i) any patents in the U.S., Canada, Japan, or the European Community, (ii) any copyrights worldwide, or (iii) any trademarks in any countries in which JD markets products in connection with the 3Com Trademarks, or misappropriate any trade secrets, provided that JD is promptly notified, rendered reasonable assistance by 3Com as required, and permitted to direct the defense or settlement negotiations. JD shall have no liability for any infringement arising from: (a) the integration or combination of the JD Products or JD Software together with other software, materials or products not integrated or combined by JD, if the infringement would have been avoided in the absence of such integration or combination; or (b) use or distribution of Palm Software or Palm Materials. SECTION 12.3 STATES 3COM'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND, AND ALL WARRANTIES OF NONINFRINGEMENT, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED AND EXCLUDED.

        12.4 Other Indemnity. Each party shall indemnify and defend the other against all claims, suits, losses, expenses and liabilities (including reasonable attorneys' fees) for bodily injury, personal injury, death and tangible property damage as a result of the negligence, intentional wrongful acts or omissions, or misrepresentations of the indemnifying party or any person for whose actions it is legally liable, provided that the indemnifying party is promptly notified, rendered reasonable assistance by the indemnified party as required, and permitted to direct the defense or settlement negotiations.

13. CONFIDENTIALITY

        13.1 Confidential Information. Each party acknowledges that in the course of the performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party (as defined in Section 1.1 (Confidential Information)) shall, at all times,


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

both during the term of this Agreement and thereafter for a period of three (3) years keep in confidence and trust all of the Disclosing Party's (as defined in Section 1.1 (Confidential Information)) Confidential Information received by it (except for source code, which shall be kept in confidence and trust in perpetuity). The Receiving Party shall not use the Confidential Information of the Disclosing Party other than as expressly permitted under the terms of this Agreement. The Receiving Party shall take reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers, employees, contractors, and consultants who need access to such Confidential Information in order to effect the intent of this Agreement and who have entered into confidentiality agreements which protect the Confidential Information of the Disclosing Party sufficient to enable the Receiving Party to comply with this Section 13.1 (Confidential Information). The Receiving Party shall immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's Confidential Information. The Receiving Party agrees to assist the Disclosing Party to remedy such unauthorized use or disclosure of its Confidential Information.

        13.2 Exceptions to Confidential Information. The obligations set forth in Section 13.1 (Confidential Information) shall not apply to the extent that Confidential Information includes information which is: (a) now or hereafter, through no unauthorized act or failure to act on the Receiving Party's part, in the public domain; (b) known to the Receiving Party without an obligation of confidentiality at the time the Receiving Party receives the same from the Disclosing Party, as evidenced by written records; (c) hereafter furnished to the Receiving Party by a third party as a matter of right and without restriction on disclosure; (d) furnished to others by the Disclosing Party without restriction on disclosure; or (e) independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. Nothing in this Agreement shall prevent the Receiving Party from disclosing Confidential Information to the extent the Receiving Party is legally compelled to do so by any governmental investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction; provided, however, that prior to any such disclosure, the Receiving Party shall (i) assert the confidential nature of the Confidential Information to the agency; (ii) immediately notify the Disclosing Party in writing of the agency's order or request to disclose; and (iii) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

        13.3 Other Palm Software Source Code Restrictions. Except as permitted in this Agreement, JD shall not use, make, have made, distribute or disclose any copies of the source code of the Palm Software, in whole or in part, or the information contained therein without the prior written authorization of 3Com. JD shall inform its employees having access to such source code of JD's limitations, duties and obligations regarding nondisclosure and copying of such source code and shall obtain or have obtained their written agreement to comply with such limitations, duties and obligations. JD shall maintain records of its employees having access to such source code, and upon reasonable notice 3Com may audit such records.

14. LIMITATION OF LIABILITY

        EXCEPT FOR LIABILITY FOR BREACH OF SECTION 13 (CONFIDENTIALITY) AND EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 12 (INDEMNIFICATION): (A) NEITHER PARTY SHALL HAVE ANY LIABILITY FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR FOR LOSS OF REVENUE OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF A PARTY HERETO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) IN NO EVENT SHALL 3COM'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID BY JD TO 3COM UNDER THIS AGREEMENT.

15. EXPORT REGULATIONS

        Neither party shall export, directly or indirectly, any technical data or software acquired under this Agreement or the direct product of any such technical data or software to any country for which the United States Government or any agency thereof, at the time of export, requires an export license or other government approval, without first obtaining such license or approval. With respect to any export transactions under this Agreement, both parties will cooperate in any reasonable manner to effect compliance with all applicable export regulations.

16. TERM AND TERMINATION

        16.1 Term. This Agreement shall be effective from the Effective Date for a period of five (5) years ("Specified Term"), unless earlier terminated in accordance with its terms. Thereafter, this Agreement may be renewed on its anniversary dates for successive one (1) year terms if each party agrees to do so by written notice to the other party no later than sixty (60) days prior to any such anniversary date.

        16.2 Termination Due to Bankruptcy, etc. In the event a party: (i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within thirty (30) days after filing; (iii) proposes any dissolution, composition or financial reorganization with creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or (iv) such party makes a general assignment for the benefit of creditors, the other party may terminate this Agreement by giving a termination notice, which termination shall become effective ten (10) days after mailing.

        16.3 Right to Terminate; [*] Termination.

             (a) Either party shall have the right to terminate this Agreement if the other party is in material breach of any term or condition of this Agreement and fails to remedy such


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

breach within thirty (30) days after receipt of written notice of such breach given by the nonbreaching party.

             (b) 3Com's obligations and JD's rights under Section 9 [*] shall terminate if there is a material change in the ownership or control of JD such that more than twenty percent (20%) or more of the voting equity stock of JD is owned and/or controlled (directly or indirectly) by one or more Competitors. "Competitor" means any entity or entities that develops, manufactures, markets, and/or distributes handheld operating systems software that is licensed to third parties on a stand-alone basis.

        16.4 Effect of Termination. Upon the termination or expiration of this
Agreement: (i) the licenses and other provisions of this Agreement shall be terminated and JD shall discontinue the use, manufacture, reproduction, distribution and sublicensing of the JD Products, Palm Software, Palm Materials and 3Com trademarks, except as specified in this Section 16; (ii) JD's obligation to pay all sums due hereunder shall be accelerated and all such sums shall be due and payable within forty-five (45) days of the end of the calendar quarter in which the date of termination or expiration occurred; and (iii) the Receiving Party shall, within fifteen (15) days of receipt of a written request by the Disclosing Party to do so, return to the Disclosing Party or destroy all full or partial copies, in whatever media, of any and all confidential materials in the Receiving Party's possession which had been furnished to the Receiving Party by the Disclosing Party pursuant to this Agreement, and the Receiving Party shall warrant in writing to the Disclosing Party within thirty (30) days after termination or expiration that all such materials have been returned to the Disclosing Party or destroyed. In addition, upon any expiration or termination (other than for JD's breach), JD may elect to retain the licenses specified in Section 2 for two (2) years following such expiration or termination for the versions of the Palm Software and the Palm Materials that have been delivered to JD prior to such expiration or termination, on the following terms: (a) the Royalty rates specified in Exhibit E will be [*]; (b) 3Com's obligations under Sections 6, 7 and 9, and JD's obligations under Section 4.2, will [*]; and (c) the remaining provisions of this Agreement will remain in effect with regard to the JD Products for such two-year period.

        16.5 Survival. Neither the termination or expiration of this Agreement shall relieve either party from its obligations to pay the other any sums accrued hereunder. The parties agree that their respective rights, obligations and duties under Sections 4 (Royalties, Fees and Reports), 5.4 (Taxes), 8.2 (Publicity), 10 (Proprietary Rights), 11 (Warranty), 12 (Indemnification), 13 (Confidentiality), 14 (Limitation of Liability), 15 (Export Regulations), 16 (Term and Termination) and 17 (Miscellaneous), as well as any rights, obligations and duties which by their nature extend beyond the termination or expiration of this Agreement shall survive any termination or expiration and remain in effect for a period of three (3) years thereafter or the period specified in this Agreement, if longer.

17. MISCELLANEOUS

        17.1 Notices. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally, (b) sent by confirmed telex or fax, (c)


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

sent by commercial overnight courier with written verification of receipt, or
(d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section 17.1 (Notices).

     If to 3Com:     Palm Computing, Inc.,
                     a subsidiary of 3Com Corporation
                     1565 Charleston Road
                     Mountain View, CA 94043
                     Attention: Vice President Strategic Alliances and Platform
                            Development
                     Fax: (650) 968-9791

     with copies to: 3Com Corporation
                     5400 Bayfront Plaza
                     Santa Clara, CA 95052
                     Attention: General Counsel
                     Fax: (408) 326-6434

     If to JD:       JD Technology, Inc.
                     P.O. Box 7066
                     Menlo Park, CA 94026
                     Attention: Donna Dubinsky
                     Fax: (650) 470-0943

Such notice will be treated as having been received upon the earlier of actual receipt or five (5) days after posting.

        17.2 Amendment: Waiver. This Agreement may be amended or supplemented only by a writing that is signed by duly authorized representatives of both parties. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted. No consent by either party to, or waiver, of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

        17.3 Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, the remainder of the provision shall be amended to achieve as closely as possible the economic effect of the original term and all other provision shall continue in full force and effect.

        17.4 Governing Law. This Agreement shall be governed by and construed under the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the

United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

        17.5 Choice of Forum. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California, San Jose Branch and the Superior and Municipal Courts of the State of California, Santa Clara County, in any litigation arising out of the Agreement.

        17.6 Injunctive Relief. The copying, disclosure, or use of the Palm Software in a manner inconsistent with any provision of this Agreement may cause irreparable injury to 3Com for which 3Com may not have an adequate remedy at law. 3Com may be entitled to equitable relief in court, including but not limited to temporary restraining orders, preliminary injunctions and permanent injunctions.

        17.7 Attorneys' Fees. In any action to enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorneys' fees incurred, including such costs and attorneys' fees incurred in enforcing and collecting any judgment.

        17.8 Force Majeure. Except for the payment of money, neither party will be liable for any failure or delay in performance under this Agreement due to fire, explosion, earthquake, storm, flood or other weather, unavailability of necessary utilities or raw materials, war, insurrection, riot, act of God or the public enemy, law, act, order, proclamation, decree, regulation, ordinance, or instructions of Government or other public authorities, or judgment or decree of a court of competent jurisdiction (not arising out of breach by such party of this Agreement) or any other event beyond the reasonable control of the party whose performance is to be excused.

        17.9 Assignment. 3Com may assign this Agreement without restriction, provided the assignee agrees in writing to be bound by the terms of this Agreement. JD may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of 3Com, except after one year from the Effective Date to a purchaser of substantially all the stock or assets of JD who: (i) agrees in writing to be bound by the terms of this Agreement; (ii) is not a Competitor (as defined in Section 16.3(b)); and (iii) uses the Palm Software under this Agreement solely in the JD Products of JD Technology, Inc. or its successor operations within such purchaser; and any attempt to do so without such consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

        17.10 Relationship of the Parties. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf.

        17.11 Allocation of Risk. The sections on limitation of liability, warranties and disclaimer of warranties allocate the risks in the Agreement between the parties. This allocation is an essential element of the basis of the bargain between the parties.

        17.12 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

        17.13 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both the parties named below have duly executed or caused to be duly executed a counterpart of this Agreement.

        17.14 Entire Agreement. This Agreement, including all Exhibits to this Agreement, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below effective as of the Effective Date.


PALM COMPUTING, INC.                    JD TECHNOLOGY, INC.
a subsidiary of 3Com Corporation


By:      /s/ Janice M. Roberts          By:     /s/ Donna L. Dubinsky
   --------------------------------        --------------------------------

Name:       Janice M. Roberts           Name:        Donna L. Dubinsky
     ------------------------------          ------------------------------

Title:  SV President                    Title:         CEO
      -----------------------------           -----------------------------

Date:          9/24/98                  Date:          9/18/98
     ------------------------------          ------------------------------


List of Exhibits
----------------
A       Palm Software
B       Test Criteria
C       3Com Trademark Policy Guidelines
D       Third Party Components
E       Royalties and Fees
F       3Com Support Services
G       Minimum Terms and Conditions of End User License

                                    EXHIBIT A

                                  PALM SOFTWARE


Palm OS
(in object code form)
Palm OS 3.0x


Palm Device Applications SDK
[*]


Palm Desktop Software
(in object code form)
Palm Desktop 3.0x

Palm End-User Documentation
3.0 Palm OS User's Handbook


Palm Technical Documentation
[*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

[*]
Palm Development Environment
[*]


Palm Installation CD Files
To be identified and described in an addendum to this Exhibit and attached hereto.


Palm GUI
[*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]


[*]                     Thu, Apr 8, 1999, 3:22 PM         32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:11 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:11 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:10 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:10 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:10 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:10 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:10 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:09 PM         32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]

[*]                     Today, 1:46 PM                      --   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Fri, Oct 23, 1998, 2:47 PM        64 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Mon, Oct 26, 1998, 9:42 AM        32 K   [*]
[*]                     Mon, Oct 26, 1998, 9:42 AM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:56 PM         32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Fri, Oct 23, 1998, 8:35 AM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Mon, Nov 30, 1998, 9:22 AM        64 K   [*]
[*]                     Fri, Mar 12, 1999, 9:02 AM        128 K  [*]
------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]


[*]                     Fri, Mar 12, 1999, 9:02 AM        128 K  [*]
[*]                     Fri, Mar 12, 1999, 9:02 AM        128 K  [*]
[*]                     Mon, Nov 30, 1998, 923 AM         32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        160 K  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        160 K  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        192 K  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        192 K  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        64 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        192 K  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        64 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Wed, Oct 14, 1998, 1:31 PM        32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Today, 1:46 PM                       --  [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
------------------------------------------------------------------------------------


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]


[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 2:59 PM         64 K   [*]
[*]                     Today, 1:46 PM                      --   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         128 K  [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Thu, Apr 8, 1999, 3:02 PM         32 K   [*]
[*]                     Wed, Sep 23, 1998, 1:34 PM        32 K   [*]
------------------------------------------------------------------------------------


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]


[*]                     Today, 2:05 PM                    32 K   [*]
[*]                     Tue, Apr 27, 1999, 5:07 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 2:00 PM        32 K   [*]
[*]                     Today, 2:05 PM                    zero K [*]
[*]                     Fri, Mar 19, 1999, 11:17 AM         --   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        512 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Fri, Mar 19, 1999, 11:17 AM         --   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        192 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        256 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        160 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]t
[*]                     Tue, Mar 23, 1999, 1:59 PM        192 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        192 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        128 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        160 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------
              [*]                                                                [*]

              [*]                                                                [*]


[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        1 MB   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        384 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        160 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        128 K  [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        32 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        96 K   [*]
[*]                     Tue, Mar 23, 1999, 1:59 PM        64 K   [*]
[*]                     Tue, Apr 27, 1999, 2:26 PM        6.9 MB [*]
------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                                  TEST CRITERIA


     Following the Effective Date the Test Criteria will be finalized and attached in accordance with Section 2.3(a)

                         PALM COMPUTING(R) PLATFORM LOGO
                              COMPATIBILITY PROGRAM

Palm Computing(R) Platform




                                TABLE OF CONTENTS



Welcome.....................................................................   3
Frequently Used Terms.......................................................   3
[*]                                                                            5
[*]                                                                            5
[*]                                                                            5
[*]                                                                            5
[*]                                                                            6
[*]                                                                            6
[*]                                                                            6
[*]                                                                            6
[*]                                                                            6
[*]                                                                            7
[*]                                                                            7
[*]                                                                            7
[*]                                                                            9
[*]                                                                           11
[*]                                                                           12
[*]                                                                           12
[*]                                                                           13
[*]                                                                           13
[*]                                                                           14
[*]                                                                           14
[*]                                                                           14
[*]                                                                           14
[*]                                                                           14
[*]                                                                           15
[*]                                                                           15
[*]                                                                           15
[*]                                                                           15
[*]                                                                           16
[*]                                                                           17
Licensee Questionnaire......................................................  18
[*]                                                                           19
[*]                                                                           21
[*]                                                                           22

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


3Com/Palm Confidential

Palm Computing(R) Platform


WELCOME

Welcome to the Palm Computing(R) Platform Logo Compatibility Program (the "Program") designed by Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"). The testing under the Program will be executed by one of the independent test labs certified by 3Com ("Test Labs"). All Program specifics including process, test design and Program design have been approved and are enforced by 3Com.

The purpose of this document is to provide 3Com's licensees ("Licensees") with detailed information about the compatibility certification process. Comprehensive test plans for baseline features are available and a customized test plan will be created for each Licensee's device by the Test Lab. Upon successful completion of all parts of the Program, Licensees will receive the right to use the Palm Computing platform logo from 3Com with respect to a particular device.

3Com looks forward to contributing to its Licensees' success and working with each Licensee as part of the Program.



FREQUENTLY USED TERMS

[*] (The current page and the following 14 pages contain portions omitted from this filing and filed separately with the Securities and Exchange Commission.)

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



3Com/Palm Confidential

Palm Computing(R) Platform


LICENSEE QUESTIONNAIRE

Contact Information (completion is required)

Company Name____________________________________________________________________

Address_________________________________________________________________________

City, State, Zip________________________________________________________________

Main Phone #____________________________________________________________________

Fax #___________________________________________________________________________

Email Address___________________________________________________________________

Company Website URL_____________________________________________________________

Contact Person for Test Results_________________________________________________

Title and Direct Phone or extension #___________________________________________

Contact Person for Test/Product Questions_______________________________________

Direct Phone # and email________________________________________________________

Device Name_____________________________________________________________________

Version_________________________________________________________________________

Device Category and type________________________________________________________

Product Description_____________________________________________________________

Has the product been pre-tested?      YES       NO

How is the product currently being tested? Please provide detailed testing information as necessary.

________________________________________________________________________________

________________________________________________________________________________


Will the device be localized for international sale? If so, for which languages?

________________________________________________________________________________

________________________________________________________________________________



3Com/Palm Confidential

Palm Computing(R) Platform



[*]

----------------------------------------------------------------------------------------------------
                                                           Not       Included/   *Brief description
[*]                                       Included      Included     Modified     of modification
----------------------------------------------------------------------------------------------------

[*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]


[*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]


[*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]


[*]

    [*]
----------------------------------------------------------------------------------------------------

 * Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



3Com/Palm Confidential

Palm Computing(R) Platform



[*]

----------------------------------------------------------------------------------------------------
                                                           Not       Included/   *Brief description
[*]                                       Included      Included     Modified     of modification
----------------------------------------------------------------------------------------------------

[*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]

    [*]


[*]

    [*]

    [*]

    [*]

    [*]
----------------------------------------------------------------------------------------------------

[*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



3Com/Palm Confidential

Palm Computing(R) Platform



[*]


--------------------------------------------------------------------------------------------------------
[*]                    Brief description of feature and/or function         Risk assessment
--------------------------------------------------------------------------------------------------------

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High

                                                                      [ ] Low      [ ] Med      [ ] High
--------------------------------------------------------------------------------------------------------


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


3Com/Palm Confidential

Palm Computing(R) Platform



[*] (The current page and the following page contain portions omitted from this filing and filed separately with the Securities and Exchange Commission.)

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.



3Com/Palm Confidential

Palm Computing(R) Platform



Palm Computing Inc.
a subsidiary of 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA  95052

www.palm.com



PCPLCP 0399

Copyright (C)1998 3Com Corporation or its subsidiaries. All rights reserved. 3Com, the 3Com logo, Palm Computing, Graffiti and HotSync are registered trademarks, and PalmPilot, Palm III, Palm OS, Palm, the Palm Computing platform logo, the Palm Pilot logo and the Palm III logo are trademarks of Palm Computing, Inc., 3Com Corporation or its subsidiaries. Other product and brand names may be trademarks or registered trademarks of their respective owners. This product is not manufactured by Pilot Corporation or Pilot Corporation of America, manufacturers and distributors of writing instruments.

3Com/Palm Confidential

                                    EXHIBIT C

                        3COM TRADEMARK POLICY GUIDELINES

                                [to be attached]

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES

                       MARKETING COMMUNICATIONS GUIDELINES
            For products designed for the Palm Computing(TM) platform

INTRODUCTION

The Palm Computing platform, the foundation for the market-leading PalmPilot(TM) and Palm III(TM) connected organizers, is the fastest growing handheld computing platform in history. As a developer of products designed for the Palm Computing platform, you have contributed immensely to its success. Your role will continue to increase in importance as individuals and companies find new uses for products from Palm Computing, a 3Com company, and for a growing number of products from our market-leading original equipment manufacturer (OEM) and licensing partners.

        To help you and your products be successful and to protect the investment in our own trademark and branding efforts, we are supplying you with these marketing materials and style guidelines. The guidelines are designed to ensure the protection and maintenance of our various brand identities on all of your products and marketing vehicles.

        Please take a few moments to review these materials and contact Palm Computing Developer Services at devinfo@palm.com with any questions you may have regarding your company's proposed use of trademarks and other marketing elements.

        To obtain a Solution Provider version of the Palm Computing Brand Identity CD ROM featuring graphics, legal and products copy, please visit http://www.palm.com/devzoneplatform_logo to place your order.

        3Com applies brand names and trademarks to both products and services, and supports these brand names with a wide range of advertising and promotional activities. While trademarks are important for establishing and protecting corporate and product identity, they are fragile rights that can be lost through misuse. Trademarks must be used consistently and renewed regularly, otherwise the trademarked name, phrase or element risks becoming unenforceable.

        Many of our trademarks are registered with the U.S. Patent and Trademark Office and its equivalent in Foreign countries. These trademarks should be indicated with the (R) symbol. Other trademarks should be indicated with the
(TM) symbol.



WHAT CUSTOMERS ARE SAYING ABOUT PALM COMPUTING(TM) HANDHELDS

"In only two months my PalmPilot organizer has become an integral part of my lifestyle."

"There is no way to overstate how much I value my PalmPilot. It gives me all of the tools I need to keep organized in a package small enough that I actually carry it with me, instead of leaving it on my desk."

"I appreciated it so much that now, I provide all members of my management team with their own. All resources (contacts, to do lists, agendas) are shared through our LAN. Thanks."

"The PalmPilot was one of the best things I ever bought for myself."

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES

General Trademark Usage Rules

The following general trademark rules should be applied to all 3Com trademarks:

1. NEVER USE THE TRADEMARK IN A FASHION THAT RISKS MAKING THE TERM "GENERIC."

In order to protect a trademark, it is important to use it in a way such that it does not become a generic term. An example of a case where using the trademark inappropriately has put a product brand or trademark at risk of being unprotected by law is "aspirin."

        Using the trademark "aspirin" without the proper noun "pain reliever" following it, has made "aspirin" the generic term for "pain reliever," rather than a protected trademarked brand name of Bayer Corporation. Similarly, using the term Xerox as a verb, as in "I will xerox a copy of that memo for you," has contributed to making "xerox" a generic term; as a result, Xerox Corporation has been forced to spend millions of dollars in corrective advertising.

   Correct: The pocket-sized Palm III(TM) connected organizers give you instant access to your most important data at your fingertips.

   Incorrect:  1. The pocket-sized Palm III(TM) gives you instant access to your most important data.

               2. Palm III(TM) gives you instant access to your most important data in the palm of your hand.

2. TRADEMARKS MUST ALWAYS APPEAR AS ADJECTIVES, FOLLOWED BY AN APPROPRIATE DESCRIPTIVE NOUN.

   Correct: Widgeteer software is compatible with the Palm III(TM) connected organizer.

   Incorrect:  Widgeteer software is compatible with the Palm III(TM).

3. TRADEMARK SYMBOLS MUST OCCUR AT LEAST ONCE IN EACH PIECE.

All Palm Computing and 3Com logos, including the Designed For Palm Computing platform logo, the Designed for Palm Computing platform Platinum logo, and the 3Com logo, must carry their respective trademark symbols each time they are used. Because the Palm Computing platform logo is pending federal registration, it should be used with a (TM) symbol. Because the 3Com logo is federally registered, it should be used with a (R) symbol.

        For other trademarks, the appropriate trademark symbol must appear on the first prominent reference, typically in a headline, and again on the first reference in body copy. It is not necessary to repeat the designation throughout the rest of the document. However, trademark symbols should be properly designated in all charts, tables, graphs, and slides, since these marketing vehicles have greater potential to be used independently. Please reference the section entitled "Using Brand Names in Copy" for correct usage. (Developers for the Palm Computing platform are not authorized to use the 3Com logo except when Palm Computing and the developer have made the agreement to co-brand a product.)

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES


General Trademark Usage Rules

4. BE CONSISTENT. ALWAYS USE TRADEMARKS AND BRAND NAMES IN THE WAYS THEY WERE INTENDED TO BE USED.

Never use trademarks as possessives.

   Correct: The Palm III(TM) organizer's shirt pocket size is a great selling feature.

   Incorrect:  The Palm III's(TM) shirt pocket size is a great selling feature.

Never use trademarks in a plural form.

   Correct: Palm III(TM) connected organizers feature as infrared beaming capability.

   Incorrect:  Palm III's(TM) feature an infrared beaming capability.

Never hyphenate a trademark.

   Correct:    Enhanced HotSync(TM) technology enables remote schnronization.

   Incorrect:  Enhanced HotSync(TM)-enabled systems can synchronize remotely.

Never abbreviate a product name in such a way that the full trademark name is left out.

   Correct:    PalmPilot(TM) connected organizer.

   Incorrect:  Pilot

Never alter a trademark (i.e.: Never use the trademark as a verb)

   Correct: Synchronization, using HotSync(TM) technology, refers to a two-way data exchange-between your PC and the PalmPilot(TM) connected organizer.

   Incorrect:  HotSynching your data assures a two-way data exchange-between your PC and the PalmPilot(TM) connected organizer.

Always use the proper capitalization of a trademark.

   Correct:    HotSync(TM) technology.

   Incorrect:  Hotsync(TM) technology.

Avoid placing descriptors between a trademark and its noun.

   Correct:    PalmPilot(TM) connected organizer.

   Incorrect:  PalmPilot(TM) 2MB connected organizer.

Always attribute the (TM) or (R) correctly.

   Correct:    Palm(TM) Desktop organizer software.

   Incorrect:  Palm Desktop(TM) organizer software.

5. DIFFERENTIATE TRADEMARKS FROM TRADE NAMES.

A trade name is the name of a company and is used to identify that company rather than its products. Palm Computing uses "Palm Computing" as either a trademark or a trade name, depending on the context. For example, Palm Computing(TM) platform (registered trademark) developed by Palm Computing, a 3Com company (trade name). Note: When using Palm Computing as a trade name, do not use the (R) designation.



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Naming Your Product or Company

CATEGORY DESCRIPTORS

When referencing the collective grouping of organizers supported by 3Com and manufactured by Palm Computing, U.S. Robotics or 3Com, the preferred formal pairing of trademark and descriptive noun is:

                   "Palm Computing(TM) connected organizers."

        To avoid repetition within a document or to better address the needs of an enterprise audience, "connected organizers" may be replaced with "handhelds", "devices" or "organizers."

        In informal usage or when repetition of the preferred phrase "Palm Computing" connected organizers is cumbersome, the collective grouping of organizers manufactured by Palm Computing, U.S. Robotics or 3Com may be referenced as "Palm(TM) connected organizers". To avoid repetition within a document or to better address the needs of an enterprise audience, "connected organizers" may be replaced with "handhelds," "devices," "computers" or "organizers."

        A collective grouping of organizers including the Palm III(TM) connected organizer and the PalmPilot(TM) organizer, may also be referenced as follows:
"Palm III(TM) and PalmPilot(TM) connected organizers". Again, depending on audience, "connected organizers" may be replaced with "handhelds," "devices" or "organizers".

        Devices (such as the IBM WorkPad PC companions) that are manufactured by licensed and OEM partners using Palm Computing technology, in addition to Palm Computing(TM) connected organizers (such as the Palm III(TM) connected organizer), may be referred to as: "Palm Computing(TM) platform devices" or "Palm Computing(TM) platform handhelds".

        When referencing peripherals and software designed for use with the Palm Computing(TM) connected organizers and Palm Computing(TM) platform devices, refer to them as "Palm Computing(TM) platform compatible products".

        Never use Palm Computing trademarks, such as "Palm computers" to describe handheld devices (such as Microsoft Windows CE products) that are not compatible with the Palm Computing(TM) platform. Refer to such products by their own trademarks or with a generic product category such as "handhelds" or "handheld computers."

TRADE DRESS

        3Com and Palm Computing logos, or any confusingly similar marks, may not be used without the express, written authorization of Palm Computing. Please contact the Palm Computing Marketing Communications department for express written authorization prior to publishing.

        Other distinctive elements of the Palm Computing brand identity, including the color palette or other graphic elements, may not be used in a manner that closely replicates Palm Computing or 3Com materials, so as to create confusion as to whether the product, publication, or marketing vehicle is from Palm Computing, 3Com, or your company.



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Palm Computing Trademark and Usage Guidelines for Developers

USING BRAND NAMES IN COPY

Following is a partial list of our trademarks with hints on using them correctly. Some are registered trademarks, others are not.

Proper Usage                                    Improper Usage                          Hints
------------                                    --------------                          -----
PalmPilot(TM) connected organizer               Palmpilot                               Use as an adjective followed by
                                                Palm Pilot                              a proper noun, as in "The
                                                PalmPilots                              PalmPilot(TM) connected
                                                Pilot                                   organizer is the market-leading
                                                Pilots                                  handheld solution."

Palm III(TM) connected organizer                Palm 3                                  Related references that are okay:
                                                Palm IIIs                               Palm III(TM) users
                                                Palm III's                              Palm III(TM) power or
                                                PalmIII                                 functionality

Palm Computing(TM) connected organizers         Palm Computing connected organizers     Palm Computing(TM) connected
Palm Computing(TM) organizers                   Palm Computing organizers               organizers is preferred over
Palm Computing(TM) handhelds                    Palm Computing handhelds                Palm(TM) connected organizers.
Palm Computing(TM) devices                      Palm Computing handhelds
Palm(TM) connected organizers                   Palm connected organizers
Palm(TM) organizers                             Palm organizers
Palm(TM) computers                              Palm computers
Palm(TM) handhelds                              Palm handhelds
Palm(TM) devices                                Palm devices

HotSync(TM) Technology                          HotSync                                 Use as an adjective followed by
                                                Hot Sync                                a proper noun, as in "For remote
                                                HotSyncing                              synchronization capability,
                                                                                        download enhanced HotSync(TM)
                                                                                        technology from www.palm.com."

Palm(TM) 2MB Upgrade                            2MB Upgrade                             2MB upgrade as a generic description
                                                                                        in body copy is okay.

PalmPilot(TM) Modem                             PalmPilot modem                         Use as an adjective followed by
                                                                                        a proper noun, as in
                                                                                        "PalmPilot(TM) Modem works with
                                                                                        Palm III(TM) and PalmPilot(TM)
                                                                                        organizers."

Graffiti(TM) power writing software             graffiti                                Use as an adjective, followed by
                                                                                        a proper noun, as in "Graffiti
                                                                                        power writing software makes
                                                                                        it easy to input data."


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PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
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
Palm(TM) Desktop organizer software        Palm Desktop(TM)                     Use as an adjective followed by a
                                           PalmDesktop software                 proper noun, as in "load Palm(TM)
                                                                                Desktop organizer software on your
                                                                                PC to take full advantage of the
                                                                                Palm III(TM) organizer's features."

Palm(TM) MacPac                            Palm Mac Pac

Palm Computing(TM) platform                Palm(TM) Computing platform          Use as an adjective followed by a
                                           Palm(TM) platform                    proper noun, as in "The Palm
                                                                                Computing(TM) platform is
                                                                                supported by OEM partners who are
                                                                                all leaders in their respective
                                                                                categories."

Palm OS(TM)                                PalmOS                               Mail and/or expense as a generic
Palm(TM) Mail                              Palm Mail(TM)                        description in body copy is okay.
Palm(TM) Expense                           PalmExpense
Palm(TM) Date Book
Palm(TM) Address Book
Palm(TM) To Do List
Palm(TM) Memo Pad
Palm(TM) Card

Following are trademarks associated with the Palm Computing platform which are pending registration: Palm, Designed for Palm Computing platform logos, Palm III, Palm OS, and Palm Computing platform logo [icon only]. From time to time Palm Computing will advise its partners as new trademark registrations are issued.



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Naming Your Product or Company

        The naming of your product, service, or company is an important decision and we encourage you to seek marketing and legal counsel to ensure that you have done the requisite trademark searches on the name(s) and that your choice(s) can be protected. The following defines what you may or may not do with respect to using Palm Computing trademarks in this context.

        You may not use Palm, Pilot, Palm III, PalmPilot, Palm OS, HotSync technology or any other 3Com or Palm Computing trademark as part of your own company name, product name, or as part of the brand name of your company's product. You may not create and use trademarks or logos that are confusingly similar to the Palm Computing trademarks or logos.

        Developers who have improperly incorporated the Palm mark (or any other Palm Computing trademark) into their naming strategy are advised to develop and communicate their transition plan to Palm Computing Developer Services.

        Based on an agreement with Pilot Corporation, Palm Computing has agreed to transition out of using the trademark Pilot in naming its products. Developers may continue to use the standalone word Pilot in reference to the original Pilot 1000 and Pilot 5000 connected organizers. Because the mark Pilot will not be used by Palm Computing for future products, developers are advised to discontinue using this mark for Palm Computing related products.

        Developers who have already incorporated the Pilot mark into their naming strategy are advised to transition away from it at their earliest convenience.

        Please also read the section entitled "Indicating Compatibility With Products Based on the Palm Computing Platform" following this section. Example I specifically addresses product naming.

Example: Assume your company's name is Acme.

The following product names are NOT permissible:
              Acme(TM) Palmware software
              Acme(TM) Palmlink software
              Acme(TM) Palmlegal Widgeteer software for lawyers
              Acme(TM) Palmpoker game software
              Acme(TM) Palm Computing GolfMagic software
              Acme(TM) HotSynched newsletter
              Acme(TM) Pilotlink Software
              Acme(TM) Widgeteer HotSynching software



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Indicating Compatibility with Products Based on the Palm Computing Platform

There are several ways in which you can indicate your product's compatibility with products based upon the Palm Computing platform.

   Example: Assume your company name is Acme and your product name is Widgeteer. Assume further that you have registered Acme with the U.S. Patent and Trademark Office and have not filed for registration of Widgeteer or have filed a still-pending application.

   1.          Incorporate this information into the product name

   Correct:    The following are permissible:
               Acme(TM) Widgeteer(TM) software for Palm Computing(TM) platform handhelds
               Acme(TM) Widgeteer(TM) software for the Palm Computing(TM) platform
               Acme(TM) Widgeteer(TM) deluxe stylus for Palm Computing(TM) connected organizers
               Acme(TM) Widgeteer(TM) deluxe stylus for Palm Computing(TM) handhelds
               Widgeteer(TM) upgrades designed for PalmPilot(TM) Personal Edition organizers

   Incorrect:  The following are NOT permissible:

               Acme(TM) Widgeteer(TM) Palm Computing(TM) software
               Acme(TM) Widgeteer(TM) software for the PalmPilot
               Acme(TM) Widgeteer(TM) deluxe PalmPilot stylus
               Palm Computing(TM) leather cases from Acme
               Widgeteer(TM) PalmPilot upgrades
               Widgeteer(TM) Palm Computing Web Site

   2. Incorporate this information elsewhere such as in the body copy, system requirements section or as a tagline to your product logo.

When trademark usage guidelines are utilized appropriately, you may use the terms PalmPilot(TM), Palm III(TM), Palm Computing(TM) organizers, handhelds, or devices, Palm Computing(TM) platform, Palm OS(TM), and/or HotSync(TM) technology to indicate that your products are compatible. In text, there are several ways to indicate that your products are compatible with the Palm Computing(TM) platform. For example, compatibility can be referenced in body copy, a tagline to your product logo, or in the system requirements section. Assume your company name is Acme and your product name is Widgeteer.



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Assume further that you have registered Acme with the U.S. Patent and Trademark
Office and have not filed for registration of Widgeteer or have filed a still-pending application.

Indicating compatibility with Palm Computing(TM) handhelds

   Correct: Widgeteer(TM) upgrades are specifically designed for PalmPilot(TM) Personal Edition organizers

               Widgeteer(TM) software will not interfere with the HotSync(TM) functions of Palm Computing(TM) organizers

               Acme(TM) Widgeteer(TM) software designed for PalmPilot(TM) and Palm III(TM) connected organizers

               Acme(TM) Widgeteer(TM) software works with PalmPilot(TM) and Palm III(TM) connected organizers

               Acme(TM) Widgeteer(TM) software compatible with PalmPilot(TM) and Palm III(TM) connected organizers

               Acme(TM) Widgeteer(TM) deluxe stylus for Palm Computing(TM) organizers

               Acme(TM) Widgeteer(TM) deluxe stylus for Palm Computing(TM) handhelds

   Incorrect:  All Acme(TM) products are Palm(TM)Pilot compatible

               Widgeteer(TM) is Pilot compatible

               Widgeteer(TM) is Palm-compatible

Indicating compatibility with Palm Computing(TM) platform handhelds

   Correct: Acme(TM) Widgeteer(TM) software designed for handheld computing solutions based on the Palm Computing(TM) platform

               Acme(TM) Widgeteer(TM) software designed for Palm Computing(TM) platform devices (handheld)

               Acme(TM) Widgeteer(TM) software compatible with devices based on the Palm Computing(TM) platform

               Acme(TM) Widgeteer(TM) software for the Palm Computing(TM) platform

               Acme(TM) leather cases for Pilot 1000, Pilot 5000, PalmPilot(TM) Personal and PalmPilot(TM) Professional Edition, Palm III(TM) and Work Pad(TM) handheld computing products

               All Acme(TM) products are compatible with the Palm Computing(TM) platform

               Visit Widgeteer.com for the best in Palm Computing(TM) platform compatible products

   Incorrect:  Widgeteer(TM) is HotSync compatible

               Widgeteer(TM) is Palm platform compatible



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   3.          Utilize the "Designed for Palm Computing platform" logo, or the special "Designed for Palm Computing platform Platinum" logo, on components of your product packaging - the outer box and CD ROM art - and the marketing vehicles for the product.

(The platinum version of this logo is only made available to products that have passed independent compatibility testing.)

        Stating that your product is designed for the Palm Computing platform implies support for a larger product set than offered by 3Com, and therefore increases your potential customer base. Products from Palm Computing platform OEM and licensing partners include the IEM WorkPad PC companion , a handheld computing device sold into the enterprise market, the Franklin Day Planner from Franklin Covey, sold into the time management and training markets, and others. Symbol Technologies and QUALCOMM, Inc. are also developing products based on the platform. Visit our web site at www.palm.com for a complete list of OEM and licensing partners.



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Designed for Palm Computing Platform Logo Usage

THE DESIGNED FOR PALM COMPUTING PLATFORM LOGO

There is only one Palm Computing platform logo or mark approved for usage by developers in general: the "Designed for Palm Computing platform" logo. Use of this logo allows you to easily convey to customers that your products are designed for Palm Computing(TM) handhelds and those handheld solutions developed by Palm Computing platform OEM or licensing partners.

        We encourage developers with products designed for the platform to utilize the logo on product packaging and pre-sales marketing vehicles. Use of this logo must be associated with a specific product, not a company or company brand. Use of this logo does not imply product endorsement by Palm Computing, nor does it imply quality standards for or compatibility with products based on the Palm Computing platform.

        Compliance with the Palm Computing Platform Logo License Agreement is a prerequisite for usage and can be agreed to on-line. Please visit our web site at http:www.palm.com.devzone/platform_logo to accept this agreement. The logo is shown here for your reference:

        [LOGO]               [LOGO]

DESIGNED FOR PALM COMPUTING PLATFORM PLATINUM LOGO

Products that have passed independent compatibility testing are entitled to carry the special "Designed for Palm Computing platform Platinum" logo. Use of this logo allows you to easily convey to customers that your products are designed for Palm Computing handhelds and those handheld solutions developed by Palm Computing platform OEM or licensing partners - and that your product has passed compatibility tests established by Palm Computing and administered by a third party testing laboratory.

        This logo may only be placed on marketing materials for the specific product that has passed compatibility testing. Use of this logo must be associated with a specific product, not a company or company brands. Use of this logo does not imply product endorsement by Palm Computing.

        To have your products tested for Palm Computing platform compatibility, please contact Quality Partners, an independent testing lab, at (925) 484-2527 or devinfo@palm.com. Once you have passed testing and signed the Designed for Palm Computing platform Platinum Logo License Agreement, Palm Computing Developer Services will issue you the logo artwork.

        [LOGO]        [LOGO]        [LOGO]         [LOGO]



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Designed for Palm Computing Platform Logo Usage

THE DESIGNED FOR PALM COMPUTING PLATFORM LOGO USAGE GUIDELINES

Palm Computing has established the following set of Guidelines to assist you in proper use of the logo.

   1. The following attribution footnote should accompany each use of the logo. "Palm Computing is a registered trademark and the Palm Computing platform logo is a trademark of Palm Computing, Inc., 3Com or its subsidiaries." If other 3Com trademarks are referenced in the context of the document, they should also be included in the attribution footnote.

   2. You may only use the logo as a symbol that your product is designed for the Palm Computing(TM) platform and those products based upon it. You may not imply that Palm Computing in any way endorses your product.

   3. The Designed for Palm Computing platform logo program is not intended to be a "certification" program; i.e., the logo does not represent that Palm Computing certifies your product in any way.

   4. Usage of the Designed for Palm Computing platform Platinum logo requires that the product pass Compatibility Testing through a Palm Computing designated independent compatibility testing center. Other than maintenance or bug-fix releases, new releases of the product must be re-tested for compatibility.

   5. You must sign and return the Palm Computing Platform Logo License Agreement before artwork will be provided.

   6. You may not display the logo on any materials including, but not limited to, packaging, collateral and documentation, in a manner which suggests that the product is a Palm Computing product or in a manner which suggests that Palm Computing is a part of your product's name.

   7.          You may not alter or animate the logo in any way.

SIZING, PLACEMENT AND COLOR REQUIREMENTS:

   1. Palm Computing will provide camera-ready artwork of the logo in electronic format.

   2. You may not display the logo on packaging, documentation, collateral or advertising in a manner which suggests that your product is a Palm Computing product or in a manner which suggests that the mark, Palm Computing, is a part of your product name.

   3. The logo cannot be larger than or more prominent than your product name, trademark, logo or trade name.

   4. You may not combine the logo with any other feature, including, but not limited to, other logos, words, graphics, photos, slogans, headlines, numbers, design features, or symbols.

   5. The Designed for Palm Computing platform logo and the Designed for Palm Computing platform Platinum logo must stand alone. A minimum amount of empty space has been established around the logo to ensure that it appears in a clear visual field. No other object such as type, photography, borders, edges, etc. may appear in the empty space. The preferred distance between the logo border and any other type images or graphic elements on any side is equal to the height of the logo block. The minimum required border (margin of empty space around the logo) must be "x" where "x" equals the width of the logo block.

   6. Minimum and maximum size requirements for the logos are displayed below. For odd-sized materials, the maximum size logo height should not exceed 5% of largest dimension.

   7. The right to use this logo is at the discretion of Palm Computing and Palm Computing reserves the right to revoke that right or change its program at any time.

               [LOGO]        [LOGO]         [LOGO]        [LOGO]



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PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
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Trademark Acknowledgment & Image Usage

ATTRIBUTION LINES AND LEGAL DISCLAIMERS

Legal copy, sometimes called "mousetype" or "the disclaimer" is commonly found at the bottom of an ad, brochure, datasheet, direct mailer, or other marketing vehicle.

        To protect all involved, the mousetype for your marketing materials referencing either Palm Computing or its trademarks should incorporate the referenced trade name and trademarks.

Example:

Assume your company's name is Acme and the name of your product is Widgeteer and that Acme is a registered trademark and Widgeteer is a trademark. Assume also that you have included photos of the Palm III(TM) connected organizer, referenced HotSync(TM) technology in the body copy of your marketing piece, and used the Designed for Palm Computing(TM) platform logo. Your attribution line should read as follows:

     Copyright(C)1998 Acme Corporation. All rights reserved. Acme is a registered trademark and the Acme logo and Widgeteer are trademarks of Acme Corporation. 3Com, the 3Com logo, Palm Computing and HotSync are registered trademarks, and Palm III, the Palm III logo and the Palm Computing platform logo are trademarks of Palm Computing, Inc., 3Com Corporation or its subsidiaries. All other brands and product names may be trademarks or registered trademarks of the respective holders.

The following short-form legal copy is acceptable only where space considerations will not allow for a full statement:

     Copyright(C)1998 Acme Corporation, Acme is a registered trademark, and the Acme logo and Widegeteer are trademarks of Acme Corporation. All other trademarks are the property of their respective owners.

USING PICTURES OR IMAGES OF PALM COMPUTING PRODUCTS

Use any of the photos or images provided on the Palm Computing Brand Identity CD ROM-Developer Version.

        If you create your own photography incorporating Palm Computing products, remember that size and form factor are key selling points, so we recommend that you show scale by making sure there is another object in the picture that gives an indication of its relative size.

    - The focus of your marketing vehicle should be on your product, and mentions or photography of Palm Computing products and trademarks should be in support of that messaging.

    - You may replace Palm Pilot(TM) or Palm III(TM) screens with your own screens designed to promote your product.

    - Creative concept, art and copy should reflect positively on both the features of the Palm Computing product mentioned and the Palm Computing brand in general.



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Product Copy Samples

PALM III(TM) CONNECTED ORGANIZER

100 word-

Put important information at your fingertips with the pocket-sized Palm III(TM) organizer. It lets you store thousands of names, addresses, appointments, expense items, even e-mail*. Just tap on the backlit screen to access important information fast. Use your stylus or PC keyboard to enter data easily.

        Back-up and exchange information with your desktop PC and popular PIMs** with the touch of a button on your docking cradle. Use infrared to "beam" files and applications to other Palm III(TM) users.

        Palm III isn't just small, smart and totally connected ... it's the #1 value in personal organization.

50 word-

Put important information at your fingertips with the pocket-sized Palm III(TM) organizer. Store thousands of names, addresses, expense items, even e-mail.* Back-up and exchange information with your desktop PC and popular PIMs** at the touch of a button. "Beam" files and applications to other Palm III users. Palm III organizer is the #1 way to stay connected and organized.

25 word-

Small, light and totally connected, Palm III(TM) organizer makes it easy to store and access all your important information and exchange it with your desktop PC. It's the #1 value in personal organization.

Bullet copy -
(primary)

    - Instant access to your data, calendar, e-mail, address book, to do list, memo pad, and expenses*

    - Includes links to Microsoft Outlook and Symantec ACT (when BONUS PACK from MacVision Digital Publishing is included).

    - Exchange data with your PC at the touch of a button - no dual data entry and your data is always backed up.

    -   Applications from thousands of developers make it even more powerful.

    - Use infrared to "beam" files like your business card and applications to other Palm III(TM) users.

Bullet copy -
(secondary)

    -   The perfect companion to your PC.

    - 3 easy ways to input data - with the stylus, the onscreen keyboard, or use your PC keyboard.

    -   The third generation of award-winning Palm Computing(TM) organizers.

    - Internet-ready, includes TCP/IP software to enable remote synchronization capabilities and Internet-based applications like live Internet e-mail and web browsing.*

    -   The easy way to get your life organized.

    - Portable e-mail* works with leading e-mail applications like QUALCOMM Eudora, Lotus ccMail, Microsoft Exchange, Outlook, Outlook Express, and Microsoft Windows Messaging.




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    -   Shirt pocket size at just 4.7" tall and 6 oz. it's truly portable.

    -   3 Easy-to-read fonts.

    -   Sleek, new industrial design.

    -   Backlit screen for easy viewing in dim light.

    - Flexible memory stores up to 5000 addresses, 5 years of appointments, 1500 to do items, 1500 memos, and 22 e-mail messages.*

    -   Everything you need is included.

    - Twice the memory of the popular PalmPilot(TM) Professional Edition organizer.

    -   Priced at just $XXX.

    - Software "flash upgradable" means you'll never have to replace the memory card for future system software updates.

Disclaimer copy (use with all, including bullets, except 25 word copy)

* Palm(TM) Mail and Expense applications not supported on Macintosh. Mail application may require optional modem and e-mail application, sold separately.

** Optional links to many popular PIMs (Personal Information Managers) sold separately.



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PALMPILOT PROFESSIONAL AND PERSONAL EDITION CONNECTED ORGANIZERS

100 word-

Now big organizing power comes in a pocket-sized package. The PalmPilot(TM) Personal and PalmPilot Professional Edition organizers let you store thousands of names, addresses, appointments, expense items, even e-mail.* Just tap on the backlit screen to access important information fast. Use your stylus or PC keyboard to enter data easily.

        PalmPilot organizers even make it easy to back-up and exchange information with your desktop PC and popular PIMs** at the touch of a button.

        At just 4.7" tall and weighing in at just 6 oz. PalmPilot organizers aren't just small, smart and totally connected ... they're the #1 value in personal organization.

50 word-

Now big organizing power comes in two pocket-sized packages: PalmPilot(TM) Personal and PalmPilot Professional Edition organizers. Store thousands of names, addresses, expense items, even e-mail.* Back-up and exchange information with your desktop PC and popular PIMs** at the touch of a button on the docking cradle. PalmPilot organizers are the #1 way to stay connected and organized.

25 word-

Small, light and totally connected, PalmPilot(TM) organizer makes it easy to store and access all your important information and exchange it with your desktop PC. They're the #1 value in personal organization.

Bullet copy -
(primary)

    - Instant access to your data, calendar, e-mail, address book, to do list, memo pad, and expenses.*

    -   Applications from thousands of developers make it even more powerful

    - Synchronize data with your PC at the touch of a button - no dual data entry and your data is always backed up.

Bullet copy -
(secondary)

    -   The perfect companion to your PC

    - Flexible memory stores up to 2500 addresses, 4 years of appointments, 500 to do items, and 500 memos (PalmPilot Personal Edition organizer only).

    -   The easy way to get your life organized!

    -   Everything you need is included.

    -   Shirt pocket size - just 4.7" tall and 6 oz., makes it truly portable.

    - Portable e-mail* with the PalmPilot(TM) Professional Edition organizer only.

    - 3 easy ways to input data - write directly with the stylus, tap entries on the on-screen keyboard, or use your PC keyboard.

    - Internet-ready, includes TCP/IP software for enabling remote synchronization capabilities and Internet-based applications like live Internet access and web browsing. (PalmPilot Professional Edition organizer only).

    -   Backlit screen for easy viewing in dim light.

    -   Priced at just $XXXX.

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES


    - Twice the memory of the PalmPilot(TM) Personal Edition organizer (PalmPilot(TM) Professional Edition organizer only).

    - Flexible memory stores up to 4000 addresses, 4 years of appointments, 750 to do items, 750 memos and 100 e-mail messages. (PalmPilot(TM) Professional Edition organizer only.)

Disclaimer copy (use with all, including bullet, except 25 word copy)

* Palm(TM) Mail application supported on Palm III(TM) and PalmPilot(TM) Professional Edition only. Palm Mail and Expense applications not supported on Macintosh. Mail application may require optional modem and e-mail application, sold separately.

** Optional links to many popular PIMs (Personal Information Managers) sold separately.

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES


PALM(TM) 2MB UPGRADE

100 word-

Upgrade your PalmPilot(TM) organizer to twice the memory and get all the functionality of the Palm III(TM) connected organizer. With the Palm(TM) 2MB Upgrade, you can do it yourself, in minutes. Future system software updates will be a snap, because it's "flash upgradeable".

        With your upgrade, you'll be able to store up to 6000 addresses, 5 years of appointments, 1500 to do items, 1500 memos, and 200 email messages.* You can also "beam" files, like your business card, and applications to other Palm III users. And 3 new fonts make reading your organizer even easier. Now you can get even more of what you use your PalmPilot organizer for.

50 word-

Get the power of the Palm III(TM) organizer in minutes! With the Palm(TM) 2MB Upgrade, you can get 2MB of storage and infrared beaming. Store up to 6000 addresses, 5 years of appointments, 1500 to do items, 1500 memos, and 200 e-mail messages.* It's the easiest way to get more from you PalmPilot(TM) organizer.

25 word -

The Palm(TM) 2MB Upgrade gives you Palm III(TM) functionality and twice the memory of the PalmPilot(TM) Professional Edition organizer, store even more entries and applications designed for the Palm Computing(TM) platform.

Bullet copy -
(primary)

    - Get all the functionality of the Palm III(TM) organizer, even infrared beaming!*

    - Software flash upgradeable, so you'll never replace your memory card again!

    - Upgrade your Pilot 1000, Pilot 5000, PalmPilot(TM) Personal or Professional Edition organizer to Palm III(TM) power.*

    -   Easy installation, do it yourself in minutes.


Bullet copy -
(secondary)

    -   Upgrade to 2MB of memory, store even more entries and applications!

    -   Price at just $XXX.

    - Get twice the memory of the PalmPilot(TM) Professional Edition organizer.

    - Portable e-mail* works with leading e-mail applications like: QUALCOMM Eudora, Lotus cc:Mail, Microsoft Exchange, Outlook, Outlook Express, and Microsoft Windows Messaging.

    - Internet-ready, includes TCP/IP software for enabling remote synchronization capabilities and Internet-based applications like live Internet e-mail and web browsing.*

    - Take advantage of 3 new easy-to-read fonts and other software enhancements.

Disclaimer copy - (use with all, including bullets)-

* Backlit screen not included. Palm(TM) Mail and Expense applications not supported on Macintosh. Optional modem and e-mail applications, sold separately.

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES


PALMPILOT(TM) MODEM

100 word-

Now you're never more than a phone jack away from your important data. With the PalmPilot(TM) Modem, you can connect to your desktop PC from almost anywhere. It's easy! Just snap it on and press a button on the modem to backup and exchange data with your PC in minutes. Your PalmPilot Modem dials in to your PC, updates and exchanges data, address entries, appointments, notes, even e-mail* with your PalmPilot(TM) or Palm III(TM) organizer. It's designed and built by 3Com, so you know it's reliable.

Now, when you're on the road, you don't have to be out of touch. With the PalmPilot Modem, the small, smart and totally connected organizers are even more connected.

50 word-

Now you're never more than a phone jack away from your important data. With the PalmPilot(TM) Modem, it's easy to be more connected! Just snap it onto your PalmPilot(TM) or Palm III(TM) organizer and press a button to backup and exchange data with your PC in minutes

25 word-

The PalmPilot(TM) Modem is the easy way to make your PalmPilot(TM) or Palm III(TM) organizer even more connected. It's small, light, and always reliable.

Bullet copy -
(primary)

    -   Small and lightweight for complete portability.

    - Connect to your desktop computer from anywhere there's standard analog phone line.

    -   Manage your e-mail* on the road.

Bullet copy -
(secondary)

    -   Works with organizers based on the Palm Computing(TM) platform.

    -   Works with PalmPilot(TM) and Palm III(TM) organizers.

    -   Includes a 10 ft. phone cord.

    -   Priced at just $XXX.

Disclaimer copy - (use with 100 word & bullet copy)

* Palm(TM) Mail application supported on Palm III(TM) and PalmPilot(TM) Professional Edition organizers only. Palm Mail application not supported on Macintosh. Mail may require optional modem and e-mail application, sold separately.

PALM COMPUTING(TM) PLATFORM SOLUTION PROVIDER
MARKETING COMMUNICATIONS GUIDELINES


PALM(TM) MACPAC

75 word -

Put your most important information at your fingertips - and on your Mac - with the Palm(TM) MacPac. The Palm MacPac has everything you need to connect any Palm Computing(TM) connected organizer to your Mac in minutes. Access and manage your calendar, contacts, to do list, notes and more! Palm MacPac lets you take advantage of the market-leading Palm III(TM) or PalmPilot(TM) connected organizers and a host of software designed for the Palm Computing(TM) platform.*

50 word-

Put your most important information at your fingertips - and on your Mac - with the Palm(TM) MacPac. The Palm MacPac has everything you need to connect your Mac to award-winning Palm III(TM) and PalmPilot(TM) organizers. Access and manage your calendar, contacts, to do list, notes and more!

25 word-

Keep important information at your fingertips - and on your Mac - with the Palm(TM) MacPac. The Palm MacPac seamlessly connects your Mac with Palm Computing(TM) connected organizers.

Bullet copy -
(primary)

    - The ultimate Personal Information Manager for Palm Computing(TM) connected organizers and the Mac.

    - Exchange data between your Palm Computing(TM) connected organizer and your Macintosh at the touch of a button.

    - Links to your favorite desktop applications are available now and more are on the way!*

    - Includes CD-ROM with on-line documentation, cradle and serial adapter cable.

Bullet copy -
(secondary)

    -   Intuitive drag & drop application installation.

    -   Customize lists, create formats, and retrieve them instantly.

    -   See today's schedule with just one click or touch of a button.

    - Instant Links let you address letters, send e-mail or launch web sites with one click.**

    -   Print labels, envelopes or calendar pages.

    - Links to your favorite applications are available now, and more are on the way!*

Disclaimer copy (use with 75 word & bullet copy as required)

* Conduit software (links to desktop application software) is optional and sold separately.

** E-mail support requires optional third party software, sold separately.

                                    EXHIBIT D

                             THIRD PARTY COMPONENTS

[*] contained in the current [*] product and in 3Com's first shipped [*] product.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

                               ROYALTIES AND FEES

                                      [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT F

3COM SUPPORT SERVICES 1. Definitions.

"Severity One" Support is defined as-support required to address a fatal program error in the Palm Software which has a critical business impact and precludes significant useful work from being done or, significantly precludes developer and/or end-user operations.

"Severity Two" Support is defined as support required to address a program error in the Palm Software which has a significant business impact where important features are unavailable with no acceptable workaround and development operations are seriously impaired.

"Severity Three" Support is defined as support required to address a program error in the Palm Software with some business impact, such as important features unavailable but a workaround is available or less significant features are unavailable with no reasonable workaround.

2. Support Response Times. The parties shall promptly agree in good faith to share any information and/or documentation which may be required to permit 3Com to identify and resolve any development support requests. The support response period begins after 3Com (a) has enough information to profile the reported error and (b) can recreate the reported error or has access to a facility where the error can be recreated ("Start Date"). 3Com agrees to use commercially reasonable efforts to recreate the reported error and respond based on the following timetable:

        "Severity One" Support. 3Com shall use reasonable commercial efforts to resolve or reduce the severity via workaround and/or patch within two (2) business days of the Start Date, or if unable to resolve such problem within such timeframe, 3Com shall provide its action plan within such timeframe and provide regular status updates. A final resolution shall be identified in the action plan. 3Com and JD problem managers shall review incident after two (2) business days and every two (2) business days thereafter until the error has been resolved.

        "Severity Two" Support. 3Com shall use reasonable commercial efforts to resolve or reduce the severity via workaround and/or patch within five (5) business days of the Start Date, or if unable to resolve such problem within such timeframe, 3Com shall provide its action plan within such timeframe and provide regular status updates. 3Com and JD problem managers shall review incident after five (5) business days. A final engineering resolution shall be identified in the action plan.

        "Severity Three" Support. 3Com shall use reasonable commercial efforts to acknowledge the error within ten (10) business days of receipt of notice. 3Com shall provide a final engineering resolution within three (3) months or next scheduled release, whichever is sooner.

        So long as 3Com is using reasonable commercial efforts to recreate reported errors and resolve or reduce Severity One and Severity Two problems in accordance with the action plan provided, 3Com's inability to resolve such problems within the timeframes stated herein or the action plan shall not be deemed a material breach of Section 6.1 the Agreement. The prescribed support response times above may be extended as mutually agreed, such agreement not to be unreasonably withheld, e.g., if resolution of the problem requires timely hardware certification or test, or if resolution represents significant risk to the essential functions. Any support requests that are attributable to any matters other than errors in the unmodified Palm Software provided by 3Com to JD hereunder are subject to billing at 3Com's standard time and materials rates.

        3. Support Evaluation. The parties will attempt in good faith to promptly resolve any controversy or claim relating to performance of the technical support assistance provided by 3Com under this Agreement. Each party may request the other party to involve appropriate senior executives of such other party who shall have the authority to resolve the matter.

                                    EXHIBIT G

                MINIMUM TERMS AND CONDITIONS OF END USER LICENSE

        1. JD Technology, Inc. ("JD") grants the end user ("End User") a nonexclusive license to use the software accompanying the JD Product ("Software"). With respect to the JD Product Desktop Software, End User may reproduce and provide one (1) copy of such Software for each personal computer or JD Product on which such Software is used as permitted hereunder. With respect to the JD Product Device Software, End User may use such Software only on one (1) JD Product. End User may assign its right under the End User License Agreement to an assignee of all of End User's rights and interest to the Software only if End User transfers all copies of the Software subject to the End User License Agreement to such assignee and such assignee agrees in writing to be bound by all the terms and conditions of the End User License Agreement.

        2. End User agrees not to reverse engineer, decompile or disassemble the Software. End User will not copy the Software except as necessary to use it in accordance with this End User License Agreement. End User agrees that any such copies of the Software shall contain the same proprietary notices which appear on and in the original copy of the Software.

        3. Except as stated above, the End User License Agreement does not grant End User any rights (whether by license, ownership or otherwise) in or to intellectual property with respect to the Software.

        4. End User will not export or re-export the Software without all appropriate United States and other foreign government licenses.

        5. Title to and ownership of the Software and any copy thereof shall remain with JD and its suppliers.

        6. If the Software is licensed for a proposal or agreement with the United States Government or any contractor therefor, the Software must be legended, marked and licensed as described in Section 10.3 of the Agreement.

                                 AMENDMENT NO. 1
                                       TO
                           SOFTWARE LICENSE AGREEMENT

        This Amendment No. 1 ("Amendment") is entered into by and between Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"), a California corporation with a place of business at 1565 Charleston Road, Mountain View, California 94043, and Handspring, Inc. ("Licensee"), a California corporation with a place of business at 299 California Avenue, Palo Alto, California 94306. The effective date of this Amendment shall be September 24, 1998 ("Effective Date").

                                    RECITALS

        A. Effective as of September 24, 1998, 3Com and Licensee entered into a Software License Agreement ("License Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement) with regard to Licensee's developing, manufacturing and marketing handheld computing products incorporating specified 3Com software and technology related to the 3Com Palm Computing platform.

        B. Following the effective date of the License Agreement, Licensee changed its corporate name from "JD Technology, Inc." to "Handspring, Inc."

        C. Licensee has received, and hopes to receive in the future, from 3Com certain source code for the Palm Software so that Licensee may examine such source code to assist Licensee in developing products within the scope of the License Agreement.

        D. 3Com is willing to provide such source code to Licensee as specified in this Amendment pursuant to the terms and conditions of the License Agreement.

                                    AGREEMENT

        NOW, THEREFORE, the parties hereby amend the License Agreement as follows:

1 SOURCE CODE DELIVERABLES. The following is added to Section 3 of the License
Agreement:

        "3.3 Delivery of Palm Source Code. 3Com has provided, and may at its sole option from time to time elect to provide, JD with certain source code for certain Palm Software ("Palm Source Code".)"

        "3.4 Delivery of Palm Source Code Documentation. 3Com may, at its option, from time to time elect to provide JD with technical documentation relating to the Palm Source Code ("Palm Source Code Documentation")."

2. LICENSES. The following is added to Section 2 of the License Agreement:

        "2.9 Source Code License.

             (a) Right to Use. Subject to the terms and conditions of this Agreement, 3Com hereby grants to JD a limited, non-exclusive, non-transferable, fully-paid license to examine the Palm Source Code and the Palm Source Code Documentation for the sole purpose of assisting JD in developing JD Products within the scope of the License Agreement and to reproduce no more than three
(3) copies of the Palm Source Code and Palm Source Code Documentation.

             (b) Limitations of License. JD shall not have the right to: (i) sublicense any of its rights under this Section 2.9 to any third party; (ii) incorporate any Palm Source Code or Palm Source Code Documentation in any technology or products of JD or of any third party; (iii) disclose any Palm Source Code or Palm Source Code Documentation to any third party; (iv) use or reproduce any Palm Source Code or Palm Source Code Documentation other than as permitted by subsection (a) above; or (iv) modify or distribute any Palm Source Code or Palm Source Code Documentation in any manner.

             (c) Inspection Rights. 3Com shall have the right, upon reasonable advance notice, to inspect JD's records and facilities with respect to the use of the Palm Source Code and Palm Source Code Documentation in order to verify that such use is within the scope of this Agreement, and that there are appropriate security procedures in place to protect the Palm Source Code and Palm Source Code Documentation (including, but not limited to, the procedures set forth in Section 13.3 below).

             (d) No Other Licenses. The licenses granted under this Section 2.9 are specifically set forth herein, and no licenses are granted by 3Com to JD by implication or estoppel to the Palm Source Code or Palm Source Code Documentation."

3 SUPPORT. The following is added to Section 7 of the License Agreement:

        "7.5 Source Code Support. 3Com shall have no obligation to provide JD with any support or maintenance of any kind for the Palm Source Code or Palm Source Code Documentation at any time."

4 PROPRIETARY RIGHTS. The following is added to Section 10 of the License
Agreement:

        "10.5 Source Code. JD acknowledges that the Palm Source Code and Palm Source Code Documentation are the valuable trade secrets and Confidential Information of 3Com. 3Com shall be the sole and exclusive owner of the Palm Source Code and Palm Source Code Documentation. JD agrees that it will not remove, alter or otherwise obscure any proprietary rights notices appearing in the Palm Source Code or Palm Source Code Documentation."

5 WARRANTY. The following is added to Section 11 of the License Agreement:

        "11.4 Source Code Warranty Disclaimer. 3COM MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WHATSOEVER AS TO THE PALM SOURCE CODE OR PALM SOURCE CODE DOCUMENTATION. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND YEAR 2000 COMPLIANCE THEREFOR ARE EXPRESSLY EXCLUDED."

6 CONFIDENTIALITY. The following is added to the end of Section 13.3 of the License Agreement after the period:

        "In the event that 3Com provides JD with a copy of the [*] (the [*]) which contains all, substantially all or a significant portion of the Palm Software in source code form, JD agrees to the following additional obligations with respect to the [*] notwithstanding any other provision of this Agreement:
(i) JD shall only be entitled to use two (2) copies of the [*], (ii) JD shall not make any additional copies of the [*], (iii) JD shall only use the [*] on two (2) PC's at any one time, (iv) the following named individuals shall be the only persons permitted to use or access the [*]: [*], and [*], (v) each copy of the [*] shall be kept in a locked room or file cabinet when not in use, and (vi) use of the [*] shall be password protected. JD shall have the right to change the named individuals upon fifteen (15) days written notice to 3Com. Except as otherwise set forth in this Section 13.3, the provisions of this Agreement that apply to the Palm Source Code shall apply to the source code contained in the [*]."

6 INJUNCTIVE RELIEF. The following is added to Section 17 of the License
Agreement:

        "17.15 Injunctive Relief. The copying, disclosure, or use of the Palm Source Code or Palm Source Code Documentation in a manner inconsistent with any provision of this Agreement will cause irreparable injury to 3Com for which 3Com will not have an adequate remedy at law. 3Com will be entitled to equitable relief in court, including but not limited to temporary restraining orders, preliminary injunctions and permanent injunctions."

7 ENTIRE AGREEMENT. The parties agree that this Amendment constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral; provided, however, that the License Agreement, except as modified by this Amendment, remains in full force and effect. The parties acknowledge that the terms and conditions of the License Agreement, including but not limited to Sections 2.8 (Limitations on Scope of Agreement), 8.2 (Publicity), 13 (Confidentiality), 14 (Limitation of Liability), 15 (Export Regulations), and 16.5 (Survival) of the License Agreement, will apply to the Palm Source Code or Palm Source Code Documentation.


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below effective as of the Effective Date.

PALM COMPUTING, INC.,                  HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:          /s/ Mark Bercow           By:          /s/  Donna Dubinsky
   --------------------------------       ---------------------------------
Name:        Mark Bercow               Name:        Donna Dubinsky
     ------------------------------         -------------------------------
Title:     VP                          Title:         CEO
      -----------------------------          ------------------------------
Date:         1/14/99                  Date:          1/8/99
     ------------------------------         -------------------------------

                                 AMENDMENT NO. 2
                                       TO
                           SOFTWARE LICENSE AGREEMENT

        This Amendment No. 2 ("Amendment") is entered into by and between Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"), a California corporation with a place of business at 5400 Bayfront Plaza, California 95052, and Handspring, Inc. ("Licensee"), a California corporation with a place of business at 299 California Avenue, Palo Alto, California 94306. The effective date of this Amendment shall be March 9, 1999 ("Effective Date").

                                    RECITALS

        A. Effective as of September 24, 1998, 3Com and Licensee entered into a Software License Agreement, as amended ("License Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement) with regard to Licensee's developing, manufacturing and marketing handheld computing products incorporating specified 3Com software and technology related to the 3Com Palm Computing platform.

        B. Licensee has received, and hopes to receive in the future, from 3Com certain source code for the Palm Software so that Licensee may modify certain portions of such source code as specified in this Amendment pursuant to the terms and conditions of the License Agreement.

                                    AGREEMENT

        NOW, THEREFORE, the parties hereby amend the License Agreement as follows:

        1 DEFINITION. Each reference in the License Agreement to "JD" shall be deleted and replaced with the word "Licensee."

        2 SOURCE CODE MODIFICATION. The following is added to Section 2 of the License Agreement:

        "2.10 Source Code Modification License. Subject to the terms and conditions of this Agreement, 3Com hereby grants to Licensee a limited, non-exclusive, non-transferable (subject to Section 17.9), fully-paid license to
(i) modify those portions of the Palm Source Code as identified in an Attachment hereto (the "Modifiable Source Code") but only for the limited purpose(s) set forth in such Attachment with respect to such Modifiable Code, and (ii) use, reproduce and distribute such modifications (the "Modifications") in object code form to the same extent as Licensee is permitted to do so with respect to Derivative Works pursuant to Section 2.2 above. For each set of Modifiable Code, the parties shall execute separate sequentially numbered Attachments (e.g. Attachment No. 1, Attachment No. 2, etc.). Licensee shall have no right to (a) sublicense the rights granted in subsection (i) above to any third party, (b) modify any Palm Source Code other than the Modifiable Source Code, or (c) modify the Modifiable Source Code for any purpose other than as expressly set forth in the applicable

Attachment. The licenses granted under this Section 2.10 are specifically set forth herein, and no licenses are granted by 3Com to Licensee by implication or estoppel to the Modifiable Source Code."

3 OWNERSHIP. The following is added to the end of Section 10.1 of the License
Agreement:

        "Subject always to 3Com's ownership of the Palm Software and the restrictions set forth in Section 2 above, Licensee shall be the sole and exclusive owner of the Modifications and the Modifications shall be deemed "Licensee Software" for purposes of this Agreement. Licensee agrees to provide 3Com, upon 3Com's request, copies of all Modifications. Licensee hereby grants to 3Com a worldwide, nonexclusive, fully paid, royalty free, perpetual and irrevocable license to use, reproduce, modify, display and distribute the Modifications in source code and/or executable form, including the right to sublicense such rights through single or multiple tiers of distribution."

4 TERMINATION. Except as expressly provided in this Section 4, this Amendment, and all rights and obligations under this Amendment, shall terminate and be of no further force or effect if there is a material change in the ownership or control of Licensee such that more than twenty percent (20%) or more of the voting equity stock of Licensee is owned and/or controlled (directly or indirectly) by one or more Competitors. In the event of such termination, Licensee shall promptly (i) cease all modification of the Palm Source Code, (ii) return all Modifiable Source Code to the extent such source code has not previously been provided to Licensee under Amendment No. l to the License Agreement, including, but not limited to, all copies thereof in whole and in part, to 3Com, and (iii) destroy all copies thereof, in whole and in part, residing within any computers in Licensee's control. Notwithstanding the foregoing, in the event of termination of this Amendment pursuant to this
Section 4, in no event shall such termination affect Licensee's rights to reproduce and distribute in object code form Modifications existing as of the effective date of such termination pursuant to Section 2.10(ii).

5 ENTIRE AGREEMENT. The parties agree that this Amendment and any Attachments made effective pursuant to this Agreement constitute the entire agreement between the parties relating to its subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral; provided, however, that the License Agreement, except as modified by this Amendment, remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below effective as of the Effective Date.

PALM COMPUTING, INC.,                  HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:          /s/ Mark Bercow           By:              /s/ Donna Dubinsky
   --------------------------------       ---------------------------------
Name:             Mark Bercow          Name:                Donna Dubinsky
     ------------------------------         -------------------------------
Title:                    VP           Title:               CEO
      -----------------------------          ------------------------------

                                ATTACHMENT NO. 1



This Attachment No. 1 is an attachment to Amendment No.2 to the Software License Agreement between Palm Computing, Inc., a subsidiary of 3Com Corporation and Handspring, Inc.

[*]

[*]




PALM COMPUTING, INC.,                  HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:    /s/ Gabriel Aroste-Lopez        By:       /s/ Donna Dubinsky
   --------------------------------       ---------------------------------
Name:  Gabriel Aroste-Lopez            Name:        Donna Dubinsky
     ------------------------------         -------------------------------
Title: Director Platform Development   Title:       CEO
       Services
      -----------------------------          ------------------------------
Date:        3-16-99                   Date:           3/9/99
     ------------------------------         -------------------------------



* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                ATTACHMENT NO. 2



This Attachment No.2 is an attachment to Amendment No.2 to the Software License Agreement between Palm Computing, Inc., a subsidiary of 3Com Corporation and Handspring, Inc.


[*]

[*]

AMENDMENT TO AMENDMENT NO.2: For purposes of this Attachment No.2 only, the following two sentences are deleted from Section 3 of Amendment No.2 with respect to Modifications made by Licensee pursuant to this Attachment No.2:

        "Licensee agrees to provide 3Com, upon 3Com's request, copies of all Modifications. Licensee hereby grants to 3Com a worldwide, nonexclusive, fully paid, royalty free, perpetual and irrevocable license to use, reproduce, modify, display and distribute the Modifications in source code and/or executable form, including the right to sublicense such rights through single or multiple tiers of distribution."

Except as modified by this Attachment No.2 with respect to this Attachment No.2, Amendment No.2 shall remain in full force and effect.


PALM COMPUTING, INC.,                 HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:              /s/ Mark Bercow      By:             /s/ Donna Dubinsky
   --------------------------------      ----------------------------------
Name:             Mark Bercow         Name:               Donna Dubinsky
     ------------------------------        --------------------------------
Title:         VP                     Title:          CEO
      -----------------------------         -------------------------------
Date:          3/9/99                 Date:              3/9/99
     ------------------------------        --------------------------------


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                ATTACHMENT NO. 3



This Attachment No.3 is an attachment to Amendment No.2 to the Software License Agreement between Palm Computing, Inc., a subsidiary of 3Com Corporation and Handspring, Inc.


[*]

[*]

AMENDMENT TO AMENDMENT NO.2: For purposes of this Attachment No.3 only, the following two sentences are deleted from Section 3 of Amendment No.2 with respect to Modifications made by Licensee pursuant to this Attachment No.3:

        "Licensee agrees to provide 3Com, upon 3Com's request, copies of all Modifications. Licensee hereby grants to 3Com a worldwide, nonexclusive, fully paid, royalty free, perpetual and irrevocable license to use, reproduce, modify, display and distribute the Modifications in source code and/or executable form, including the right to sublicense such rights through single or multiple tiers of distribution."

Except as modified by this Attachment No.3 with respect to this Attachment No.3, Amendment No.2 shall remain in full force and effect.


PALM COMPUTING, INC.,                HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:            /s/ Mark Bercow       By:          /s/ Donna Dubinsky
   --------------------------------     -----------------------------------
Name:            Mark Bercow         Name:          Donna Dubinsky
     ------------------------------       ---------------------------------
Title:            VP                 Title:            CEO
      -----------------------------        --------------------------------
Date:             4/28/99            Date:                 3/25/99
     ------------------------------       ---------------------------------



* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                 AMENDMENT NO. 3
                                       TO
                           SOFTWARE LICENSE AGREEMENT



        This Amendment No. 3 ("Amendment") is entered into by and between Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"), a California corporation with a place of business at 5400 Bayfront Plaza, Santa Clara, California 95052, and Handspring, Inc. ("Licensee"), a California corporation with a place of business at 299 California Avenue, Palo Alto, California 94306. The effective date of this Amendment shall be 4/8, 1999 ("Effective Date").

                                    RECITALS

        A. Effective as of September 24, 1998, 3Com and Licensee entered into a Software License Agreement, as amended ("License Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement) with regard to Licensee's developing, manufacturing and marketing handheld computing products incorporating specified 3Com software and technology related to the 3Com Palm Computing platform.

        B. The parties desire to amend the License Agreement as set forth in this Amendment.

The parties hereby amend the License Agreement as follows:

1 CONFIDENTIALITY. The following phrases are deleted from Section 13.3 of the License Agreement:

        "(iv) the following named individuals shall be the only persons permitted to use or access the [*]: [*] and [*]"

        "Licensee shall have the right to change the named individuals upon fifteen (15) days written notice to 3Com."

2 ENTIRE AGREEMENT. The parties agree that this Amendment constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral; provided, however, that the License Agreement, except as modified by this Amendment, remains in full force and effect.


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below effective as of the Effective Date.



PALM COMPUTING, INC.,                HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:         /s/ Mark Bercow          By:         /s/ Donna Dubinsky
   --------------------------------     -----------------------------------
Name:           Mark Bercow          Name:          Donna Dubinsky
     ------------------------------       ---------------------------------
Title:         VP                    Title:         CEO
      -----------------------------        --------------------------------
Date:            4/28/99             Date:             4/8/99
     ------------------------------       ---------------------------------

                                 AMENDMENT NO. 4
                                       TO
                           SOFTWARE LICENSE AGREEMENT



        This Amendment No. 4 ("Amendment") is entered into by and between Palm Computing, Inc., a subsidiary of 3Com Corporation (collectively, "3Com"), a California corporation with a place of business .at 5400 Bayfront Plaza, Santa Clara, California 95052, and Handspring, Inc. ("Licensee"), a California corporation with a place of business at 299 California Avenue, Palo Alto, California 94306. The effective date of this Amendment shall be _______________, 1999 ("Effective Date").

                                    RECITALS

        A. Effective as of September 24, 1998, 3Com and Licensee entered into a Software License Agreement, as amended ("License Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement) with regard to Licensee's developing, manufacturing and marketing handheld computing products incorporating specified 3Com software and technology related to the 3Com Palm Computing platform.

        B. The parties desire to amend the License Agreement as set forth in this Amendment.

The parties hereby amend the License Agreement as follows:

1 CONFIDENTIALITY. The last two sentences of 13.3 of the License Agreement are deleted in their entirety and restated as follows:

        "In the event that 3Com, from time to time, provides Licensee with a copy of one or more CDs which contain all, substantially all or a significant portion of the Palm Software in source code form, including any updates, upgrades or new versions thereof (the "Palm Software CD"), Licensee agrees to the following additional obligations with respect to the Palm Software CD notwithstanding any other provision of this Agreement: (i) Licensee shall only be entitled to use two (2) copies of the Palm Software CD, (ii) Licensee shall not make any additional copies of the Palm Software CD, (iii) Licensee shall only use the Palm Software CD on two (2) PC's at any one time, (iv) each copy of the Palm Software CD shall be kept in a locked room or file cabinet when not in use, and (v) use of the Palm Software shall be password protected. Except as otherwise set forth in this Section 13.3, the provisions of this Agreement that apply to the Palm Source Code shall apply to the source code contained in the Palm Software CD."

2 ENTIRE AGREEMENT. The parties agree that this Amendment constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral; provided, however, that the License Agreement, except as modified by this Amendment, remains in full, force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth below effective as of the Effective Date.


PALM COMPUTING, INC.,                 HANDSPRING, INC.
a subsidiary of 3Com Corporation

By:       /s/ Daniel S. Keller        By:       /s/ Donna Dubinsky
   --------------------------------      ----------------------------------
Name:        Daniel S. Keller         Name:       Donna Dubinsky
     ------------------------------        --------------------------------
Title:    VP, Platform Engineering    Title:       CEO
      -----------------------------         -------------------------------
Date:         12/9/99                 Date:          12/8/99
     ------------------------------        --------------------------------




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